UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04847

ECLIPSE FUNDS

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

169 Lackawanna Avenue

Parsippany, New Jersey 07054

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 624-6782

Date of fiscal year end: October 31

Date of reporting period: April 30, 2012

Item 1.	Reports to Stockholders.

MainStay Balanced Fund

Message from the President and Semiannual Report

Unaudited  ¡  April 30, 2012

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Message from the President

For the six months ended April 30, 2012, U.S. stocks provided double-digit returns across all capitalization levels. Growth stocks generally outperformed value stocks among large- and mid-cap companies, while value stocks generally outperformed growth stocks among small-cap companies.

For many investors, the pace of economic growth was a key concern. Fortunately, labor and manufacturing data improved during the reporting period, and many corporations provided positive earnings reports. Although the price of crude oil rose to more than $100 a barrel during the reporting period, the price of natural gas fell to 10-year lows.

Overall, international stocks trailed U.S. stocks, providing modest but positive returns. Spain, Greece, Portugal and Italy were notable exceptions, all declining more than 10% for the six months ended April 30, 2012.

Although investors remained concerned about the European debt crisis, the European Central Bank took significant steps to provide liquidity to European banks and help keep credit markets from freezing. Private creditors agreed to concessions on their Greek sovereign debt, which helped ease market concerns. While several European economies continued to struggle, others remained relatively stable. The dichotomy between strong and weak European economies may pose challenges as the European Union attempts to balance monetary and fiscal policies across the Eurozone.

Many other central banks around the globe maintained accommodative policies during the reporting period. In the United States, the Federal Open Market Committee (FOMC) kept the target for the federal funds rate in a range near zero. The FOMC reaffirmed its expectation that economic conditions were likely to warrant exceptionally low levels for the federal funds rate for some time. In April 2012, the FOMC’s projection extended at least through late 2014.

During the reporting period, the FOMC continued its maturity extension program (known to some as “operation twist”), which seeks to lengthen the average maturity of the Federal Reserve’s holdings among U.S. Treasury securities. The program is expected to “put downward pressure on longer-term interest rates” and to “contribute to a broad easing in financial market conditions that will provide additional stimulus to support the economic recovery.”

With interest rates likely to remain at low levels for a considerable period, many bond investors moved toward longer maturities and higher-risk securities to pursue incremental yield. High-yield corporate and municipal bonds, leveraged loans, and convertible bonds generally provided strong results during the reporting period, while higher-quality investment-grade bonds generally provided lower returns.

While some investors react to every turn in the market, the portfolio managers of MainStay Funds seek to take a more measured approach. They focus on the investment objectives of their respective Funds, along with the investment strategies they can use to pursue those objectives in both up and down markets.

Our portfolio managers seek to exercise discipline and diligence, whether they are evaluating companies, examining financial data, assessing management capabilities, selecting securities or managing portfolio risk. Through consistent application of time-tested investment principles, they seek to deliver the performance that our shareholders have come to expect from MainStay Funds.

The following pages contain information about the specific strategies, securities and market events that affected the performance of your MainStay Fund(s) during the six months ended April 30, 2012. We invite you to carefully review this information, bearing in mind that past performance is no guarantee of future results.

Whether you’re investing for yourself, your family or specific goals, investing means looking to the future. With appropriate diversification, regular investments and gradual portfolio adjustments, you may be more successful in pursuing the future you desire. At MainStay, we encourage you to maintain a long-term perspective, and we wish you every success.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2012

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	1.16 7.04%	–3.51 2.11%	0.72 1.87%	4.85 5.45%	1.39 1.39%
Class A Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	1.29 7.19	–3.32 2.31	0.86 2.01	4.93 5.52	1.20 1.20
Class B Shares[4]	Maximum 5% CDSC	With sales charges	1.66	–3.67	0.73	4.67	2.14
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges	6.66	1.33	1.10	4.67	2.14
Class C Shares[5]	Maximum 1% CDSC	With sales charges	5.62	0.30	1.10	4.66	2.14
	if Redeemed Within One Year of Purchase	Excluding sales charges	6.62	1.30	1.10	4.66	2.14
Class I Shares	No Sales Charge		7.31	2.56	2.32	5.88	0.95
Class R1 Shares[4]	No Sales Charge		7.22	2.43	2.20	5.76	1.05
Class R2 Shares[4]	No Sales Charge		7.09	2.17	1.95	5.50	1.30
Class R3 Shares[6]	No Sales Charge		6.96	1.95	1.70	5.24	1.55

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees.
Unadjusted, the performance shown for Investor Class shares might have been different.
4.	Performance figures for Class A, B, R1 and R2 shares, first offered on January 2, 2004, include the historical performance of Class I shares through January 1, 2004, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class A, B, R1 and R2 shares might have been different.
5.	Performance figures for Class C shares, first offered on January 2, 2004, include the historical performance of L Class shares (which were redesignated as Class C shares on January 2, 2004) through January 1, 2004, and the historical performance of Class I shares through December 29, 2002, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class C shares might have been different.
6.	Performance figures for Class R3 shares, first offered on April 28, 2006, include the historical performance of Class I shares through April 27, 2006,

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Russell Midcap® Value Index[7]	11.48%	–0.81%	0.50%	7.95%
Balanced Composite Index[8]	7.71	2.30	3.24	7.31
Bank of America Merrill Lynch 1-10 Year U.S. Corporate & Government Index[9]	2.18	5.99	5.71	5.17
Average Lipper Mixed-Asset Target Allocation Growth Fund[10]	7.89	0.00	1.41	4.80

adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R3 shares might have been different.
7.

The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap® Value Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

8.

The Balanced Composite Index consists of the Russell Midcap® Value Index and the Bank of America Merrill Lynch 1-10 Year U.S. Corporate & Government Index weighted 60%/40%, respectively. The Balanced Composite Index is the Fund’s secondary benchmark. Total returns assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

9.	The Bank of America Merrill Lynch 1-10 Year U.S. Corporate & Government Index is a market capitalization-weighted index including U.S. government and fixed coupon domestic investment grade corporate bonds. Total returns assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
10.	The average Lipper mixed-asset target allocation growth fund is representative of funds that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Balanced Fund

Cost in Dollars of a $1,000 Investment in MainStay Balanced Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2011, to April 30, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2011, to April 30, 2012.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/11	Ending Account Value (Based on Actual Returns and Expenses) 4/30/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/12	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,070.40	$7.16	$1,018.00	$6.97

Class A Shares	$1,000.00	$1,071.90	$6.18	$1,018.90	$6.02

Class B Shares	$1,000.00	$1,066.60	$11.00	$1,014.20	$10.72

Class C Shares	$1,000.00	$1,066.20	$10.99	$1,014.20	$10.72

Class I Shares	$1,000.00	$1,073.10	$4.90	$1,020.10	$4.77

Class R1 Shares	$1,000.00	$1,072.20	$5.41	$1,019.60	$5.27

Class R2 Shares	$1,000.00	$1,070.90	$6.69	$1,018.40	$6.52

Class R3 Shares	$1,000.00	$1,069.60	$7.98	$1,017.20	$7.77

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.39% for Investor Class, 1.20% for Class A, 2.14% for Class B and Class C, 0.95% for Class I, 1.05% for Class R1, 1.30% for Class R2 and 1.55% for Class R3) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Portfolio Composition as of April 30, 2012 (Unaudited)

See Portfolio of Investments beginning on page 12 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of April 30, 2012 (excluding short-term investments)

1.	United States Treasury Notes, 0.25%–2.25%, due 1/15/14–2/15/22

2.	Federal National Mortgage Association, 0.60%–2.75%, due 10/25/13–11/15/16

3.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 3.50%–5.00%, due 9/1/25–9/1/41

4.	Federal Home Loan Mortgage Corporation, 0.55%–1.75%, due 11/25/14–3/8/17

5.	Bank of America Corp.
6.	S&P MidCap 400 Index—MidCap SPDR Trust Series 1

7.	AT&T, Inc.

8.	Lorillard, Inc.

9.	Wells Fargo & Co.

10.	Consolidated Edison, Inc.

8	MainStay Balanced Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Thomas J. Girard, Donald F. Serek, CFA, and George S. Cherpelis of New York Life Investments,1 the Fund’s Manager, and Harvey J. Fram, CFA, of Madison Square Investors LLC, the Fund’s Subadvisor.

How did MainStay Balanced Fund perform relative to its peers and its benchmark during the six months ended April 30, 2012?

Excluding all sales charges, MainStay Balanced Fund returned 7.04% for Investor Class shares, 7.19% for Class A shares, 6.66% for Class B shares and 6.62% for Class C shares for the six months ended April 30, 2012. Over the same period, Class I shares returned 7.31%, Class R1 shares returned 7.22%, Class R2 shares returned 7.09% and Class R3 shares returned 6.96%. All share classes underperformed the 7.89% return of the average Lipper2 mixed-asset target allocation growth fund and the 11.48% return of the Russell Midcap® Value Index3 for the six months ended April 30, 2012. The Russell Midcap® Value Index is the Fund’s broad-based securities-market index. All share classes outperformed the 2.18% return of the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index.4 The Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index is an additional benchmark of the Fund. See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

At a meeting held on December 14, 2011, the Fund’s Board of Trustees approved a change to the Fund’s investment objective. Effective February 28, 2012, the Fund’s investment objective is to seek total return. Also effective February 28, 2012, Donald F. Serek and George S. Cherpelis were added as portfolio managers of the Fund.

At a meeting held on December 14, 2011, the Fund’s Board of Trustees approved submitting the following proposals to shareholders: (i) changing the state of organization of the Fund; (ii) approving a manager-of-managers structure for the Fund; and (iii) modernizing the Fund’s fundamental investment restrictions to make them consistent with other Funds in the MainStay complex.

On or about March 19, 2012, a proxy statement containing specific details regarding these proposed changes was sent to shareholders. Shareholders approved these proposals at a special meeting held on May 21, 2012. The reorganization took place on May 25, 2012.

What factors affected the Fund’s relative performance during the reporting period?

The Fund invests in a mix of stocks and bonds, while the Russell Midcap® Value Index consists entirely of mid-cap value stocks. The Fund had a sizable allocation to bonds, which underperformed the Russell Midcap® Value Index during the reporting period. It is not surprising, therefore, that most share classes of the Fund trailed the benchmark.

As the stock market rose during the reporting period, many high-beta5 stocks and sectors provided strong performance. During the reporting period, the equity portion of the Fund underperformed the Russell Midcap® Value Index primarily because of underweight positions in two of these sectors, financials and materials.

In the fixed-income portion of the Fund, we maintained overweight positions relative to the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index in investment-grade U.S. corporate bonds and mortgage-backed securities during the reporting period. These sectors performed well, resulting in positive excess performance relative to this Index. The Fund’s positioning in the corporate bond sector provided the greatest relative benefit to the fixed-income portion of the Fund.

During the reporting period, which equity sectors were the strongest contributors to the Fund’s relative performance and which equity sectors were particularly weak?

The sectors with the strongest positive contributions to excess returns were telecommunication services, information technology and utilities. (Contributions take weightings and total returns into account.) Telecommunication services and utilities are defensive sectors with a number of higher-yielding stocks. In a rising stock market, many of those stocks underperformed, and the Fund’s underweight position relative to the Russell Midcap® Value Index helped relative performance. Information technology, on the other hand, outperformed this Index, so the Fund’s overweight position in that sector contributed positively to relative performance.

The financials, materials and consumer discretionary sectors all detracted from relative performance in the equity portion of the Fund. Because all three of these sectors outperformed the Russell Midcap® Value Index, underweight positions in the financials and materials sectors hurt the Fund’s relative performance. In the consumer discretionary sector, poor stock selection detracted from the Fund’s performance.

1.	“New York Life Investments” is a service mark used by New York Life Investment Management LLC.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	See footnote on page 6 for more information on the Russell Midcap® Value Index.
4.	See footnote on page 6 for more information on the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index.
5.	Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market

mainstayinvestments.com	9

During the reporting period, which individual stocks made the strongest contributions to absolute performance in the equity portion of the Fund and which stocks detracted the most?

In the equity portion of the Fund, the strongest individual contributions to absolute performance came from computer storage manufacturer Western Digital, regional bank Regions Financial and consumer finance company Discover Financial. Western Digital benefited from stable prices for disk drives despite floods in Thailand and from continued strong demand for its products as the trend toward “cloud computing” continues. Regions Financial showed strong results, largely because the U.S. economic recovery remained stronger than expected. Discover Financial has also benefited from the relatively strong U.S. economy.

The stocks that detracted the most from absolute performance in the equity portion of the Fund included electronics retailer Radio Shack, for-profit education company Career Education and oil and gas driller Patterson-UTI. Radio Shack, even more so than other electronic retailers, struggled in the face of Internet-based competition. Career Education faced an uncertain regulatory environment. Patterson-UTI showed weak results as the price of natural gas moved lower.

Did the equity portion of the Fund make any significant purchases or sales during the reporting period?

The equity portion of the Fund purchased stocks in multiline retailer Macy’s and regional bank Fifth Third Bancorp. We believe that Macy’s is attractively valued and is gaining market share from competitors such as JCPenney. We believe that Fifth Third Bancorp has a more attractive valuation than most banks and has seen upward revisions in its earnings estimates for this year.

Among the stocks the equity portion of the Fund sold during the reporting period were mortgage real estate investment trust (REIT) Annaly and health maintenance organization (HMO) Cigna. During 2011, high-dividend-yielding companies were in demand by investors and became relatively expensive. Since Annaly fits that profile, we reduced the Fund’s position. We also pared the Fund’s position in Cigna because our model suggested that other HMO stocks were more attractive.

How did the Fund’s equity sector weightings change during the reporting period?

During the reporting period, the equity portion of the Fund moved from an underweight position relative to the Russell

Midcap® Value Index to one that was overweight in the industrials sector. This was partially due to stock purchases such as aerospace and defense manufacturer Textron, construction company Chicago Bridge and Iron, and airline Delta Air Lines. We also increased the Fund’s already overweight position in the information technology sector.

During the reporting period, the Fund significantly reduced its position in the consumer staples sector and moderately decreased its position in the utilities sector. In our opinion, many stocks in these sectors had become relatively expensive during the high demand for dividend-yielding issues in 2011.

How was the equity portion of the Fund positioned at the end of the reporting period?

As of April 30, 2012, the equity portion of the Fund was moderately overweight relative to the Russell Midcap® Value Index in the industrials, consumer discretionary and information technology sectors. As of the same date, the equity portion of the Fund was underweight relative to this Index in the financials, utilities and materials sectors.

What was the duration6 strategy of the fixed-income portion of the Fund during the reporting period?

The duration of the fixed-income portion of the Fund varied during the reporting period but remained close to the duration of the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index. There were, however, three periods when the fixed-income portion of the Fund held duration positions that were longer or shorter than this Index. In two cases, the Fund held a short duration relative to the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index—once during the middle of the reporting period and once in the middle of the second half of the reporting period. In the third case, which occurred in the latter part of the reporting period, the Fund held a longer duration than this Index. In all three instances, these duration variations had modest effects on the Fund’s performance.

What specific factors, risks or market forces prompted significant decisions for the fixed-income portion of the Fund during the reporting period?

There were two instances in which specific factors, risks and market forces prompted adjustments to duration and asset allocation decisions in the fixed-income portion of the Fund. At the beginning of the reporting period, we believed that systemic risk from the Eurozone would subside and that the U.S. economy would show improvement. This led us to increase the

6.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered to be a more accurate sensitivity gauge than average maturity.
7.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

10	MainStay Balanced Fund

Fund’s allocation to the spread7 sectors. In particular, the Fund had overweight positions relative to the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index in commercial mortgage-backed securities, asset-backed securities, investment-grade corporate bonds and mortgage-backed securities. The largest overweight position in the fixed-income portion of the Fund was in investment-grade corporate bonds. The second instance occurred toward the latter part of the reporting period. As global risks rose and volatility resurfaced, the Fund reduced its overweight allocation to U.S. investment-grade corporate bonds to a more modest level.

During the reporting period, which fixed-income market segments were the strongest contributors to the Fund’s performance and which market segments were particularly weak?

Overweight positions in investment-grade corporate bonds and mortgage-backed securities made the strongest positive contributions to the performance of the fixed-income portion of the Fund. The Fund’s underweight position in U.S. Treasury securities detracted from the performance of the fixed-income portion of the Fund.

Did the fixed-income portion of the Fund make any significant purchases or sales during the reporting period?

During the reporting period, there were no significant purchases or sales in the fixed-income portion of the Fund.

How did industry weightings change in the fixed-income portion of the Fund during the reporting period?

Within the investment-grade corporate bond sector, the fixed-income portion of the Fund increased its allocation to the financial and industrial subsectors toward the beginning of the reporting period. These overweight allocations were maintained until the latter part of the reporting period, when the positions were reduced but remained modestly overweight relative to the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index.

How was the fixed-income portion of the Fund positioned at the end of the reporting period?

As of April 30, 2012, the fixed-income portion of the Fund was modestly overweight in the spread sectors relative to the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index. In particular, the Fund had modestly overweight positions in investment-grade corporate bonds, mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities. As of the same date, the fixed-income portion of the Fund was modestly underweight relative to this Index in U.S. agency securities and was underweight in U.S. Treasury securities. As of April 30, 2012, the duration of the fixed-income portion of the Fund was modestly long relative to the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com	11

Portfolio of Investments††† April 30, 2012 (Unaudited)

	Principal Amount	Value

Long-Term Bonds 39.7%† Asset-Backed Securities 0.5%
Automobile 0.4%
Ally Auto Receivables Trust Series 2012-1, Class A3 0.93%, due 2/16/16	$300,000	$300,745
Ford Credit Auto Owner Trust Series 2012-A, Class A3 0.84%, due 8/15/16	500,000	501,502
Hyundai Auto Receivables Trust Series 2012-A, Class A3 0.72%, due 3/15/16	469,000	469,270
Mercedes-Benz Auto Receivables Trust Series 2009-1, Class A3 1.67%, due 1/15/14	401,417	403,295
Volkswagen Auto Loan Enhanced Trust Series 2012-1, Class A3 0.85%, due 8/22/16	500,000	501,495

		2,176,307

Credit Cards 0.0%‡
Discover Card Master Trust Series 2012-A1, Class A1 0.81%, due 8/15/17	300,000	300,062

Other ABS 0.1%
John Deere Owner Trust Series 2012-A, Class A3 0.75%, due 3/15/16	600,000	600,608

Total Asset-Backed Securities (Cost $3,070,242)		3,076,977

Convertible Bond 0.0%‡
Internet 0.0%‡
At Home Corp. 4.75%, due 12/31/49 (a)(b)(c)(d)	177,810	18

Total Convertible Bond (Cost $13,325)		18

Corporate Bonds 10.4%
Aerospace & Defense 0.2%
General Dynamics Corp. 2.25%, due 7/15/16	400,000	417,970
Northrop Grumman Corp. 1.85%, due 11/15/15	250,000	254,055
Raytheon Co. 1.40%, due 12/15/14	250,000	254,451

		926,476

	Principal Amount	Value

Auto Manufacturers 0.2%
Daimler Finance North America LLC 2.30%, due 1/9/15 (e)	$450,000	$459,214
Toyota Motor Credit Corp. 2.00%, due 9/15/16	450,000	461,184

		920,398

Banks 2.0%
American Express Bank FSB 6.00%, due 9/13/17	625,000	738,189
♦Bank of America Corp.
3.70%, due 9/1/15	500,000	503,442
4.50%, due 4/1/15	225,000	232,569
5.65%, due 5/1/18	1,375,000	1,454,239
Capital One Financial Corp. 2.15%, due 3/23/15	325,000	327,106
Citigroup, Inc.
4.587%, due 12/15/15	340,000	356,116
5.50%, due 10/15/14	200,000	213,128
6.00%, due 8/15/17	550,000	609,583
6.01%, due 1/15/15	100,000	108,215
Goldman Sachs Group, Inc. (The)
5.375%, due 3/15/20	550,000	570,667
5.75%, due 1/24/22	175,000	182,734
6.00%, due 6/15/20	300,000	320,930
HSBC USA, Inc. 2.375%, due 2/13/15	500,000	505,468
JPMorgan Chase & Co.
4.35%, due 8/15/21	675,000	706,741
5.25%, due 5/1/15	400,000	437,871
KeyCorp 6.50%, due 5/14/13	950,000	1,002,916
Morgan Stanley 5.625%, due 9/23/19	850,000	839,850
Wachovia Bank NA 4.80%, due 11/1/14	1,165,000	1,253,074
♦Wells Fargo & Co. 1.25%, due 2/13/15	1,460,000	1,462,859

		11,825,697

Beverages 0.4%
Anheuser-Busch InBev Worldwide, Inc.
4.125%, due 1/15/15	1,450,000	1,573,308
4.375%, due 2/15/21	575,000	657,822
SABMiller Holdings, Inc. 2.45%, due 1/15/17 (e)	425,000	435,244

		2,666,374

Biotechnology 0.0%‡
Amgen, Inc. 4.10%, due 6/15/21	225,000	240,254

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of April 30, 2012, excluding short-term investments. May be subject to change daily.

12	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Building Materials 0.0%‡
CRH America, Inc. 4.125%, due 1/15/16	$250,000	$254,837

Chemicals 0.2%
Dow Chemical Co. (The) 5.70%, due 5/15/18	400,000	464,919
Ecolab, Inc.
3.00%, due 12/8/16	300,000	315,935
4.35%, due 12/8/21	400,000	436,189

		1,217,043

Computers 0.1%
Hewlett-Packard Co.
2.35%, due 3/15/15	350,000	357,046
4.65%, due 12/9/21	475,000	501,919

		858,965

Cosmetics & Personal Care 0.2%
Colgate-Palmolive Co. 1.30%, due 1/15/17	475,000	479,534
Procter & Gamble Co. (The)
0.386%, due 2/6/14 (f)	500,000	500,178
1.45%, due 8/15/16	150,000	152,753

		1,132,465

Diversified Financial Services 0.3%
General Electric Capital Corp.
0.71%, due 5/11/16 (f)	525,000	503,624
4.65%, due 10/17/21	300,000	326,180
6.00%, due 8/7/19	750,000	886,394

		1,716,198

Electric 1.4%
Baltimore Gas & Electric Co. 3.50%, due 11/15/21	275,000	287,138
CenterPoint Energy Houston Electric LLC 7.00%, due 3/1/14	1,075,000	1,189,185
Commonwealth Edison Co. 1.95%, due 9/1/16	350,000	357,890
Duke Energy Corp. 3.35%, due 4/1/15	1,125,000	1,196,383
Duquesne Light Holdings, Inc. 5.90%, due 12/1/21 (e)	240,000	266,592
Entergy Louisiana LLC 1.875%, due 12/15/14	150,000	153,076
Florida Power Corp. 4.55%, due 4/1/20	700,000	794,612
Great Plains Energy, Inc.
2.75%, due 8/15/13	1,100,000	1,117,934
4.85%, due 6/1/21	400,000	432,140
Kansas City Power & Light Co. 7.15%, due 4/1/19	1,000,000	1,259,752

	Principal Amount	Value

Electric (continued)
Nisource Finance Corp. 4.45%, due 12/1/21	$400,000	$422,678
Pepco Holdings, Inc. 2.70%, due 10/1/15	500,000	511,015
PPL Energy Supply LLC 4.60%, due 12/15/21	400,000	413,656
Virginia Electric and Power Co. 2.95%, due 1/15/22	50,000	51,124

		8,453,175

Environmental Controls 0.1%
Republic Services, Inc. 3.80%, due 5/15/18	500,000	542,580

Finance—Auto Loans 0.1%
American Honda Finance Corp. 1.85%, due 9/19/14 (e)	600,000	609,934

Finance—Commercial 0.1%
Caterpillar Financial Services Corp. 2.05%, due 8/1/16	775,000	802,795

Finance—Consumer Loans 0.1%
John Deere Capital Corp.
1.25%, due 12/2/14	150,000	151,944
5.75%, due 9/10/18	150,000	183,286

		335,230

Finance—Credit Card 0.1%
American Express Credit Corp. 2.375%, due 3/24/17	225,000	229,428
Capital One Bank USA N.A. 8.80%, due 7/15/19	500,000	631,451

		860,879

Finance—Investment Banker/Broker 0.2%
Bear Stearns Cos., Inc. (The) 5.30%, due 10/30/15	1,000,000	1,097,349

Finance—Leasing Companies 0.0%‡
Boeing Capital Corp. 2.90%, due 8/15/18	200,000	212,596

Finance—Other Services 0.1%
AON Corp. 3.125%, due 5/27/16	300,000	310,369
National Rural Utilities Cooperative Finance Corp.
3.05%, due 2/15/22	225,000	228,714
5.45%, due 4/10/17	300,000	350,705

		889,788

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments††† April 30, 2012 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Food 0.4%
General Mills, Inc. 3.15%, due 12/15/21	$575,000	$584,586
Kraft Foods, Inc. 4.125%, due 2/9/16	1,575,000	1,722,135

		2,306,721

Forest Products & Paper 0.1%
International Paper Co. 4.75%, due 2/15/22	400,000	427,012

Gas 0.0%‡
Sempra Energy 2.30%, due 4/1/17	200,000	205,143

Hand & Machine Tools 0.0%‡
Stanley Black & Decker, Inc. 3.40%, due 12/1/21	175,000	180,444

Health Care—Products 0.2%
Baxter International, Inc. 5.375%, due 6/1/18	175,000	209,071
Becton Dickinson and Co. 3.125%, due 11/8/21	600,000	622,034
Medtronic, Inc. 3.125%, due 3/15/22	225,000	230,650
Zimmer Holdings, Inc. 1.40%, due 11/30/14	325,000	327,014

		1,388,769

Health Care—Services 0.2%
Roche Holdings, Inc. 5.00%, due 3/1/14 (e)	955,000	1,027,406

Insurance 0.5%
Metropolitan Life Global Funding I
2.00%, due 1/9/15 (e)	525,000	533,569
5.125%, due 6/10/14 (e)	1,500,000	1,619,850
Principal Financial Group, Inc. 8.875%, due 5/15/19	450,000	582,846
Prudential Financial, Inc. 4.50%, due 11/16/21	450,000	480,005

		3,216,270

Lodging 0.1%
Marriott International, Inc. 5.625%, due 2/15/13	450,000	465,967

Machinery—Diversified 0.1%
Roper Industries, Inc. 6.625%, due 8/15/13	450,000	477,632

	Principal Amount	Value

Media 0.6%
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.
2.40%, due 3/15/17 (e)	$750,000	$751,667
3.50%, due 3/1/16	300,000	316,713
NBC Universal Media LLC
4.375%, due 4/1/21	925,000	1,008,293
5.15%, due 4/30/20	225,000	258,889
Reed Elsevier Capital, Inc. 7.75%, due 1/15/14	150,000	165,373
Time Warner Cable, Inc. 6.75%, due 7/1/18	325,000	396,736
Viacom, Inc. 1.25%, due 2/27/15	400,000	400,794

		3,298,465

Oil & Gas 0.2%
Apache Corp. 3.25%, due 4/15/22	100,000	103,241
Occidental Petroleum Corp. 1.75%, due 2/15/17	475,000	481,978
Phillips 66 2.95%, due 5/1/17 (e)	300,000	307,836

		893,055

Packaging & Containers 0.1%
Bemis Co., Inc. 5.65%, due 8/1/14	775,000	845,489

Pharmaceuticals 0.2%
Aristotle Holding, Inc. 2.65%, due 2/15/17 (e)	400,000	407,191
Cardinal Health, Inc. 4.00%, due 6/15/15	600,000	646,871

		1,054,062

Pipelines 0.3%
Energy Transfer Partners, L.P. 5.20%, due 2/1/22	500,000	532,948
Plains All American Pipeline, L.P. 8.75%, due 5/1/19	800,000	1,055,370

		1,588,318

Real Estate Investment Trusts 0.7%
Brandywine Operating Partnership, L.P. 5.70%, due 5/1/17	1,275,000	1,359,709
DDR Corp. 4.75%, due 4/15/18	800,000	828,859
Hospitality Properties Trust 6.30%, due 6/15/16	600,000	659,971
ProLogis, L.P. 6.625%, due 5/15/18	1,300,000	1,488,564

		4,337,103

14	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Retail 0.2%
Home Depot, Inc. (The)
4.40%, due 4/1/21	$500,000	$568,396
5.25%, due 12/16/13	500,000	537,985

		1,106,381

Semiconductors 0.1%
Samsung Electronics America, Inc. 1.75%, due 4/10/17 (e)	525,000	525,468

Telecommunications 0.5%
♦ AT&T, Inc.
2.40%, due 8/15/16	475,000	494,253
2.95%, due 5/15/16	975,000	1,035,205
Cellco Partnership / Verizon Wireless Capital LLC 5.55%, due 2/1/14	600,000	647,280
CenturyLink, Inc. 6.45%, due 6/15/21	300,000	312,232
Verizon Communications, Inc. 4.60%, due 4/1/21	550,000	622,717

		3,111,687

Transportation 0.1%
Burlington Northern Santa Fe LLC 4.70%, due 10/1/19	400,000	454,118

Total Corporate Bonds (Cost $58,783,193)		62,472,543

Foreign Government Bonds 0.3%
Regional (State & Province) 0.3%
Province of Manitoba Canada 2.625%, due 7/15/15	200,000	211,352
Province of Ontario 2.30%, due 5/10/16	1,200,000	1,248,672

		1,460,024

Sovereign 0.0%‡
Poland Government International Bond 5.00%, due 3/23/22	150,000	160,500

Total Foreign Government Bonds (Cost $1,583,346)		1,620,524

Mortgage-Backed Securities 0.6%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.4%
JP Morgan Chase Commercial Mortgage Securities Corporation
Series 2012-C6, Class A2 2.206%, due 5/15/45	500,000	507,080

	Principal Amount	Value

Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
JP Morgan Chase Commercial Mortgage Securities Corporation (continued)
Series 2006-CB15, Class A4 5.814%, due 6/12/43 (f)	$450,000	$506,067
LB-UBS Commercial Mortgage Trust Series 2006-C7, Class A3 5.347%, due 11/15/38	600,000	675,773
Morgan Stanley Capital I Series 2007-T25, Class A3 5.514%, due 11/12/49 (f)	600,000	683,049
Wachovia Bank Commercial Mortgage Trust Series 2006-C29, Class A4 5.308%, due 11/15/48	100,000	112,100

		2,484,069

Whole Loan Collateral (Collateralized Mortgage Obligations) 0.2%
Fosse Master Issuer PLC Series 2011-1A, Class A5 1.966%, due 10/18/54 (e)(f)	365,000	365,907
Holmes Master Issuer PLC Series Reg S 2.117%, due 10/15/54 (e)(f)	595,000	599,776
Permanent Master Issuer PLC Series 2011-2A, Class 1A2 2.017%, due 7/15/42 (e)(f)	250,000	251,565

		1,217,248

Total Mortgage-Backed Securities (Cost $3,682,899)		3,701,317

U.S. Government & Federal Agencies 23.7%
Federal Home Loan Bank 0.2%
1.375%, due 5/28/14	1,000,000	1,022,533

♦Federal Home Loan Mortgage Corporation 0.9%
0.55%, due 2/27/15	725,000	725,807
0.75%, due 11/25/14	2,075,000	2,091,633
1.00%, due 3/8/17	1,550,000	1,548,805
1.75%, due 9/10/15	1,000,000	1,036,772

		5,403,017

Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 0.1%
4.00%, due 7/1/39	209,420	221,203
4.00%, due 9/1/40	74,475	78,700
4.00%, due 3/1/42	99,866	105,595

		405,498

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Portfolio of Investments††† April 30, 2012 (Unaudited) (continued)

	Principal Amount	Value

U.S. Government & Federal Agencies (continued)
♦Federal National Mortgage Association 1.3%
0.60%, due 10/25/13	$1,100,000	$1,100,803
0.75%, due 12/19/14	1,400,000	1,410,546
0.85%, due 10/24/14	1,100,000	1,102,286
1.375%, due 11/15/16	3,900,000	3,981,600
2.75%, due 3/13/14	400,000	417,947

		8,013,182

♦Federal National Mortgage Association (Mortgage Pass-Through Securities) 0.9%
3.50%, due 9/1/25	1,004,465	1,060,914
3.50%, due 11/1/25	456,791	482,461
3.50%, due 9/1/41 TBA (g)	2,800,000	2,899,312
5.00%, due 11/1/36 TBA (g)	1,100,000	1,192,813

		5,635,500

♦United States Treasury Notes 20.3%
0.25%, due 3/31/14	7,580,000	7,579,113
0.375%, due 4/15/15	19,995,000	19,993,440
0.75%, due 6/15/14	8,400,000	8,482,035
0.875%, due 2/28/17	16,940,000	17,022,057
1.00%, due 1/15/14	12,233,000	12,388,298
1.00%, due 3/31/17	10,235,000	10,337,350
1.25%, due 9/30/15	1,925,000	1,975,381
1.25%, due 1/31/19	1,000,000	999,688
1.25%, due 4/30/19	1,000,000	995,312
1.375%, due 9/30/18	1,760,000	1,782,000
1.375%, due 2/28/19	5,350,000	5,386,781
1.50%, due 8/31/18	6,500,000	6,638,125
1.50%, due 3/31/19	4,000,000	4,054,376
2.00%, due 2/15/22	10,325,000	10,402,438
2.25%, due 7/31/18	13,055,000	13,940,286

		121,976,680

Total U.S. Government & Federal Agencies (Cost $140,747,767)		142,456,410

Yankee Bonds 4.2% (h)
Aerospace & Defense 0.1%
BAE Systems PLC 3.50%, due 10/11/16 (e)	350,000	361,472

Auto Manufacturers 0.0%‡
Volkswagen International Finance N.V. 1.625%, due 3/22/15 (e)	250,000	250,822

Banks 1.8%
Bank of Montreal 1.95%, due 1/30/18 (e)	800,000	816,559
Bank of Nova Scotia 1.95%, due 1/30/17 (e)	725,000	741,305

	Principal Amount	Value

Banks (continued)
Barclays Bank PLC 2.75%, due 2/23/15	$400,000	$403,356
Commonwealth Bank of Australia 1.95%, due 3/16/15	400,000	403,818
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA / Utrect
3.375%, due 1/19/17	250,000	257,960
3.875%, due 2/8/22	725,000	716,257
Credit Suisse / New York 5.30%, due 8/13/19	600,000	669,439
European Investment Bank 0.875%, due 12/15/14	900,000	900,492
HSBC Bank PLC 3.50%, due 6/28/15 (e)	900,000	939,124
Korea Development Bank 3.875%, due 5/4/17	400,000	414,809
Landwirtschaftliche Rentenbank 2.50%, due 2/15/16	350,000	367,637
National Bank of Canada 2.20%, due 10/19/16 (e)	250,000	259,229
Nordea Bank AB 2.25%, due 3/20/15 (e)	200,000	201,192
Nordea Bank Sweden AB 5.25%, due 11/30/12 (e)	1,400,000	1,429,904
Svenska Handelsbanken AB 2.875%, due 4/4/17	600,000	610,041
Toronto-Dominion Bank (The) 1.50%, due 3/13/17 (e)	400,000	399,714
UBS A.G./Stamford CT 2.25%, due 1/28/14	1,150,000	1,155,967

		10,686,803

Chemicals 0.1%
Potash Corp. of Saskatchewan, Inc. 3.25%, due 12/1/17	350,000	376,024

Electric 0.1%
Hydro Quebec 2.00%, due 6/30/16	550,000	568,011

Finance—Investment Banker/Broker 0.1%
BNP Paribas Home Loan Covered Bonds S.A. 2.20%, due 11/2/15 (e)	400,000	401,027

Iron & Steel 0.1%
ArcelorMittal
3.75%, due 2/25/15	250,000	254,821
3.75%, due 3/1/16	225,000	225,430

		480,251

16	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Yankee Bonds (continued)
Media 0.0%‡
Thomson Reuters Corp. 5.70%, due 10/1/14	$200,000	$221,263

Mining 0.3%
Barrick Gold Corp. 1.75%, due 5/30/14	200,000	202,816
BHP Billiton Finance USA, Ltd. 1.875%, due 11/21/16	750,000	764,283
Rio Tinto Finance USA, Ltd.
2.25%, due 9/20/16	450,000	466,175
3.50%, due 11/2/20	550,000	570,701

		2,003,975

Miscellaneous—Manufacturing 0.1%
Ingersoll-Rand Global Holding Co., Ltd. 6.00%, due 8/15/13	750,000	796,569
Tyco Electronics Group S.A. 1.60%, due 2/3/15	200,000	200,761

		997,330

Oil & Gas 0.5%
BP Capital Markets PLC 3.561%, due 11/1/21	575,000	601,722
Canadian Natural Resources, Ltd. 1.45%, due 11/14/14	300,000	304,028
Petrobras International Finance Co. 2.875%, due 2/6/15	500,000	510,620
Petroleos Mexicanos 4.875%, due 3/15/15	800,000	864,000
Statoil ASA 3.125%, due 8/17/17	375,000	404,855
Total Capital International S.A. 2.875%, due 2/17/22	425,000	424,629

		3,109,854

Pharmaceuticals 0.3%
Novartis Securities Investment, Ltd. 5.125%, due 2/10/19	500,000	595,137
Sanofi S.A.
2.625%, due 3/29/16	250,000	263,492
4.00%, due 3/29/21	475,000	526,955
Teva Pharmaceutical Finance Co. B.V. 2.40%, due 11/10/16	300,000	311,342

		1,696,926

Pipelines 0.1%
TransCanada PipeLines, Ltd. 0.875%, due 3/2/15	600,000	601,289

Telecommunications 0.5%
America Movil SAB de C.V. 2.375%, due 9/8/16	325,000	331,668

	Principal Amount	Value

Telecommunications (continued)
British Telecommunications PLC 5.15%, due 1/15/13	$175,000	$180,128
Deutsche Telekom International Finance B.V. 2.25%, due 3/6/17 (e)	500,000	496,335
France Telecom S.A. 2.75%, due 9/14/16	325,000	333,610
Telefonica Emisiones SAU
2.582%, due 4/26/13	400,000	398,464
3.729%, due 4/27/15	250,000	242,449
5.134%, due 4/27/20	175,000	162,193
Vivendi S.A. 2.40%, due 4/10/15 (e)	350,000	347,267
Vodafone Group PLC 1.625%, due 3/20/17	350,000	348,594

		2,840,708

Transportation 0.1%
Canadian National Railway Co. 1.45%, due 12/15/16	400,000	401,583

Total Yankee Bonds (Cost $24,404,113)		24,997,338

Total Long-Term Bonds (Cost $232,284,885)		238,325,127

	Shares
Common Stocks 59.0%
Advertising 0.0%‡
Clear Channel Outdoor Holdings, Inc. Class A (i)	18,200	137,774

Aerospace & Defense 2.1%
Alliant Techsystems, Inc.	16,565	882,915
Boeing Co. (The)	14,721	1,130,573
Exelis, Inc.	16,312	188,077
General Dynamics Corp.	17,777	1,199,947
Goodrich Corp.	6,870	861,910
Huntington Ingalls Industries, Inc. (i)	26,772	1,056,155
L-3 Communications Holdings, Inc.	23,262	1,710,687
Lockheed Martin Corp.	15,357	1,390,423
Northrop Grumman Corp.	22,577	1,428,673
Raytheon Co.	23,368	1,265,144
United Technologies Corp.	15,441	1,260,603

		12,375,107

Agriculture 1.5%
Altria Group, Inc.	38,775	1,248,943
Archer-Daniels-Midland Co.	45,705	1,409,085
Bunge, Ltd.	16,619	1,071,925
♦Lorillard, Inc.	20,378	2,756,940

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Portfolio of Investments††† April 30, 2012 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Agriculture (continued)
Philip Morris International, Inc.	14,165	$1,267,909
Reynolds American, Inc.	29,518	1,205,220

		8,960,022

Airlines 0.4%
Delta Air Lines, Inc. (i)	96,379	1,056,314
Southwest Airlines Co.	38,471	318,540
United Continental Holdings, Inc. (i)	36,155	792,517

		2,167,371

Apparel 0.0%‡
VF Corp.	887	134,868

Auto Manufacturers 0.6%
Ford Motor Co.	108,503	1,223,914
General Motors Co. (i)	53,660	1,234,180
Oshkosh Corp. (i)	54,828	1,251,723

		3,709,817

Auto Parts & Equipment 0.2%
Johnson Controls, Inc.	34,258	1,095,228
Lear Corp.	9,055	375,783

		1,471,011

Banks 4.9%
♦Bank of America Corp.	169,973	1,378,481
Bank of New York Mellon Corp. (The)	61,277	1,449,201
BB&T Corp.	38,921	1,247,029
Capital One Financial Corp.	25,708	1,426,280
CapitalSource, Inc.	178,356	1,150,396
CIT Group, Inc. (i)	749	28,350
Citigroup, Inc.	32,259	1,065,837
City National Corp.	8,594	457,716
Comerica, Inc.	26,369	844,335
Commerce Bancshares, Inc.	17,837	715,264
East West Bancorp, Inc.	59,617	1,357,479
Fifth Third Bancorp	158,716	2,258,529
First Citizens BancShares, Inc. Class A	2,246	389,232
First Republic Bank (i)	39,211	1,295,139
Goldman Sachs Group, Inc. (The)	9,598	1,105,210
Huntington Bancshares, Inc.	241,131	1,613,166
JPMorgan Chase & Co.	32,447	1,394,572
KeyCorp	150,684	1,211,499
Morgan Stanley	63,171	1,091,595
Northern Trust Corp.	31,206	1,485,094
PNC Financial Services Group, Inc.	21,397	1,419,049
State Street Corp.	31,195	1,441,833
SunTrust Banks, Inc.	41,122	998,442
U.S. Bancorp	34,368	1,105,619
♦Wells Fargo & Co.	37,672	1,259,375

		29,188,722

	Shares	Value

Beverages 0.2%
Beam, Inc.	944	$53,600
Constellation Brands, Inc. Class A (i)	63,558	1,372,853
Molson Coors Brewing Co. Class B	551	22,911

		1,449,364

Biotechnology 0.2%
Amgen, Inc.	20,359	1,447,728
Bio-Rad Laboratories, Inc. Class A (i)	308	33,261

		1,480,989

Building Materials 0.3%
Armstrong World Industries, Inc.	6,188	272,519
Fortune Brands Home & Security, Inc. (i)	56,286	1,279,944

		1,552,463

Chemicals 0.7%
CF Industries Holdings, Inc.	3,400	656,404
Cytec Industries, Inc.	889	56,514
Dow Chemical Co. (The)	35,428	1,200,301
LyondellBasell Industries, N.V., Class A	28,148	1,176,023
Rockwood Holdings, Inc. (i)	4,904	271,387
Valspar Corp. (The)	8,756	447,869
Westlake Chemical Corp.	4,302	275,113

		4,083,611

Commercial Services 1.6%
Aaron’s, Inc.	28,280	768,368
Career Education Corp. (i)	44,663	318,447
Corrections Corp. of America (i)	43,689	1,262,175
Education Management Corp. (i)	10,972	136,053
Equifax, Inc.	13,165	603,220
H&R Block, Inc.	63,102	927,599
Monster Worldwide, Inc. (i)	47,366	408,769
R.R. Donnelley & Sons Co.	76,897	961,981
SAIC, Inc.	2,636	32,054
Total System Services, Inc.	60,378	1,420,091
Towers Watson & Co. Class A	20,380	1,332,852
Visa, Inc. Class A	10,426	1,282,189

		9,453,798

Computers 1.7%
Brocade Communications Systems, Inc. (i)	124,749	691,109
Computer Sciences Corp.	41,138	1,154,332
Dell, Inc. (i)	86,358	1,413,681
Diebold, Inc.	24,779	977,532
DST Systems, Inc.	17,732	992,637
Hewlett-Packard Co.	57,287	1,418,426
Lexmark International, Inc. Class A	28,954	871,515
SanDisk Corp. (i)	263	9,734
Synopsys, Inc. (i)	48,026	1,441,260
Western Digital Corp. (i)	32,239	1,251,196

		10,221,422

18	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Cosmetics & Personal Care 0.3%
Colgate-Palmolive Co.	10,976	$1,085,965
Procter & Gamble Co. (The)	16,093	1,024,159

		2,110,124

Distribution & Wholesale 0.2%
Ingram Micro, Inc. Class A (i)	69,422	1,350,952

Electric 4.3%
AES Corp. (The) (i)	121,070	1,515,796
Alliant Energy Corp.	6,686	302,475
Ameren Corp.	49,185	1,612,776
American Electric Power Co., Inc.	28,190	1,094,900
CMS Energy Corp.	35,241	810,191
♦Consolidated Edison, Inc.	45,052	2,678,341
Dominion Resources, Inc.	21,094	1,100,896
DTE Energy Co.	31,204	1,759,282
Duke Energy Corp.	45,887	983,358
Edison International	19,976	879,144
Entergy Corp.	7,884	516,875
Exelon Corp.	39,714	1,549,243
FirstEnergy Corp.	23,522	1,101,300
Integrys Energy Group, Inc.	13,164	719,281
MDU Resources Group, Inc.	5,247	120,366
NextEra Energy, Inc.	16,934	1,089,703
Northeast Utilities	159	5,846
NV Energy, Inc.	12,637	210,406
PG&E Corp.	24,892	1,099,729
Pinnacle West Capital Corp.	32,193	1,556,532
PPL Corp.	14,887	407,159
Progress Energy, Inc.	9,113	484,994
Public Service Enterprise Group, Inc.	40,576	1,263,942
Southern Co.	23,532	1,081,060
Wisconsin Energy Corp.	795	29,288
Xcel Energy, Inc.	72,347	1,957,710

		25,930,593

Electronics 0.8%
Garmin, Ltd.	32,280	1,521,356
Itron, Inc. (i)	25,162	1,026,610
Tech Data Corp. (i)	12,157	653,925
Thermo Fisher Scientific, Inc.	22,911	1,274,997
Thomas & Betts Corp. (i)	3,648	262,328
Vishay Intertechnology, Inc. (i)	20,594	231,065

		4,970,281

Energy—Alternate Sources 0.1%
Covanta Holding Corp.	23,594	378,684

Engineering & Construction 0.7%
Chicago Bridge & Iron Co. N.V.	26,135	1,160,917

	Shares	Value

Engineering & Construction (continued)
KBR, Inc.	35,050	$1,186,793
Shaw Group, Inc. (The) (i)	19,624	594,018
URS Corp.	32,667	1,349,474

		4,291,202

Entertainment 0.4%
Penn National Gaming, Inc. (i)	25,552	1,149,329
Regal Entertainment Group Class A	74,719	1,016,926

		2,166,255

Environmental Controls 0.2%
Republic Services, Inc.	6,613	180,998
Waste Management, Inc.	38,761	1,325,626

		1,506,624

Finance—Credit Card 0.6%
American Express Co.	21,483	1,293,492
Discover Financial Services	77,839	2,638,742

		3,932,234

Finance—Investment Banker/Broker 0.3%
Interactive Brokers Group, Inc.	26,910	408,225
Raymond James Financial, Inc.	39,301	1,439,202

		1,847,427

Finance—Other Services 0.3%
CME Group, Inc. Class A	3,944	1,048,394
NYSE Euronext	29,739	765,779

		1,814,173

Food 1.9%
ConAgra Foods, Inc.	73,225	1,890,670
Dean Foods Co. (i)	106,680	1,310,030
General Mills, Inc.	27,780	1,080,364
Kellogg Co.	21,156	1,069,859
Kraft Foods, Inc. Class A	28,234	1,125,690
Kroger Co. (The)	59,801	1,391,569
Safeway, Inc.	41,651	846,765
Smithfield Foods, Inc. (i)	34,676	726,809
SUPERVALU, Inc.	91,143	541,389
Tyson Foods, Inc. Class A	83,952	1,532,124

		11,515,269

Forest Products & Paper 0.6%
Domtar Corp.	14,296	1,250,614
International Paper Co.	62,705	2,088,704

		3,339,318

Gas 0.4%
Atmos Energy Corp.	7,934	258,490
CenterPoint Energy, Inc.	60,549	1,223,695
Sempra Energy	4,882	316,061
Vectren Corp.	19,705	580,312

		2,378,558

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Portfolio of Investments††† April 30, 2012 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Hand & Machine Tools 0.0%‡
Stanley Black & Decker, Inc.	1,576	$115,300

Health Care—Products 1.0%
Baxter International, Inc.	22,754	1,260,799
Cooper Cos., Inc. (The)	5,345	471,269
Covidien PLC	19,889	1,098,469
Hill-Rom Holdings, Inc.	8,199	266,058
Medtronic, Inc.	33,131	1,265,604
Zimmer Holdings, Inc.	25,487	1,603,897

		5,966,096

Health Care—Services 1.8%
Aetna, Inc.	28,415	1,251,397
CIGNA Corp.	4,331	200,222
Community Health Systems, Inc. (i)	54,056	1,315,723
HCA Holdings, Inc.	46,897	1,262,467
Humana, Inc.	20,517	1,655,312
LifePoint Hospitals, Inc. (i)	31,060	1,211,961
Quest Diagnostics, Inc.	2,783	160,551
Tenet Healthcare Corp. (i)	177,243	919,891
UnitedHealth Group, Inc.	23,490	1,318,964
WellPoint, Inc.	19,695	1,335,715

		10,632,203

Home Builders 0.1%
Thor Industries, Inc.	16,329	552,410

Home Furnishing 0.1%
Harman International Industries, Inc.	12,829	636,062

Household Products & Wares 0.3%
Jarden Corp.	17,830	747,612
Kimberly-Clark Corp.	16,066	1,260,699

		2,008,311

Insurance 5.2%
ACE, Ltd.	16,529	1,255,708
Aflac, Inc.	33,616	1,514,065
Allied World Assurance Co. Holdings, Ltd.	18,491	1,330,612
Allstate Corp. (The)	33,044	1,101,356
American Financial Group, Inc.	18,410	716,517
American International Group, Inc. (i)	43,327	1,474,418
American National Insurance Co.	3,928	275,746
Aon PLC	9,232	478,218
Arch Capital Group, Ltd. (i)	33,016	1,296,868
Arthur J. Gallagher & Co.	10,858	407,826
Assurant, Inc.	19,396	782,435
Assured Guaranty, Ltd.	44,634	632,910
Berkshire Hathaway, Inc. Class B (i)	13,611	1,095,005
Chubb Corp. (The)	19,444	1,420,773

	Shares	Value

Insurance (continued)
CNA Financial Corp.	21,338	$653,369
Fidelity National Financial, Inc. Class A	35,889	691,581
Hartford Financial Services Group, Inc. (The)	62,014	1,274,388
Loews Corp.	27,073	1,113,512
Marsh & McLennan Cos., Inc.	18,197	608,690
Mercury General Corp.	20,947	946,595
MetLife, Inc.	39,286	1,415,474
Principal Financial Group, Inc.	43,502	1,203,700
Progressive Corp. (The)	42,469	904,590
Protective Life Corp.	32,680	956,217
Prudential Financial, Inc.	23,592	1,428,260
Reinsurance Group of America, Inc.	24,993	1,453,093
StanCorp Financial Group, Inc.	22,336	857,256
Torchmark Corp.	30,649	1,492,913
Travelers Cos., Inc. (The)	22,100	1,421,472
W.R. Berkley Corp.	25,124	946,170

		31,149,737

Internet 1.2%
AOL, Inc. (i)	29,315	734,048
eBay, Inc. (i)	27,052	1,110,485
Expedia, Inc.	15,708	669,632
IAC/InterActiveCorp	29,257	1,408,724
Liberty Interactive Corp. (i)	111,160	2,094,254
Yahoo!, Inc. (i)	90,696	1,409,416

		7,426,559

Investment Company 0.1%
American Capital Ltd. (i)	88,177	875,598

Investment Management/Advisory Services 0.4%
Ameriprise Financial, Inc.	9,926	538,088
BlackRock, Inc.	6,587	1,261,938
Invesco, Ltd.	727	18,059
Janus Capital Group, Inc.	63,657	482,520
Legg Mason, Inc.	13,776	359,140

		2,659,745

Iron & Steel 0.2%
Nucor Corp.	3,526	138,255
Steel Dynamics, Inc.	64,239	820,332

		958,587

Leisure Time 0.3%
Carnival Corp.	44,180	1,435,408
WMS Industries, Inc. (i)	13,994	342,993

		1,778,401

Lodging 0.3%
Wyndham Worldwide Corp.	30,763	1,548,609

20	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Machinery—Diversified 0.4%
AGCO Corp. (i)	30,988	$1,443,111
Navistar International Corp. (i)	13,891	471,599
Xylem, Inc.	17,361	484,025

		2,398,735

Media 2.0%
CBS Corp. Class B	37,695	1,257,128
Comcast Corp. Class A	47,878	1,452,140
DISH Network Corp. Class A	38,467	1,229,790
Gannett Co., Inc.	95,199	1,315,650
Interpublic Group of Cos., Inc. (The)	40,969	483,844
McGraw-Hill Cos., Inc. (The)	3,440	169,145
News Corp. Class A	73,254	1,435,778
Thomson Reuters Corp.	43,256	1,289,894
Time Warner, Inc.	33,953	1,271,879
Walt Disney Co. (The)	25,533	1,100,728
Washington Post Co. Class B	2,375	898,154

		11,904,130

Mining 0.4%
Alcoa, Inc.	127,882	1,244,292
Newmont Mining Corp.	26,597	1,267,347

		2,511,639

Miscellaneous—Manufacturing 1.4%
3M Co.	14,134	1,263,014
General Electric Co.	56,247	1,101,316
Illinois Tool Works, Inc.	19,425	1,114,607
Ingersoll-Rand PLC	6,886	292,793
ITT Corp.	31,244	701,740
Parker Hannifin Corp.	10,077	883,652
Textron, Inc.	58,673	1,563,049
Tyco International, Ltd.	25,446	1,428,284

		8,348,455

Oil & Gas 3.7%
Anadarko Petroleum Corp.	15,107	1,105,983
Apache Corp.	13,538	1,298,836
Chesapeake Energy Corp.	59,591	1,098,858
Chevron Corp.	13,571	1,446,126
Cimarex Energy Co.	12,087	835,333
ConocoPhillips	17,026	1,219,572
Denbury Resources, Inc. (i)	14,261	271,529
Devon Energy Corp.	18,672	1,304,239
Diamond Offshore Drilling, Inc.	15,092	1,034,557
ExxonMobil Corp.	14,370	1,240,706
Hess Corp.	19,819	1,033,363
Marathon Oil Corp.	47,307	1,387,987
Marathon Petroleum Corp.	34,759	1,446,322
Murphy Oil Corp.	27,978	1,537,951
Nabors Industries, Ltd. (i)	13,583	226,157

	Shares	Value

Oil & Gas (continued)
Noble Energy, Inc.	2,044	$203,010
Occidental Petroleum Corp.	14,006	1,277,627
Patterson-UTI Energy, Inc.	10,233	165,468
Plains Exploration & Production Co. (i)	12,081	493,509
QEP Resources, Inc.	11,247	346,520
Tesoro Corp. (i)	22,831	530,821
Valero Energy Corp.	55,525	1,371,467
WPX Energy, Inc. (i)	90,108	1,583,197

		22,459,138

Oil & Gas Services 0.4%
Baker Hughes, Inc.	26,117	1,152,021
National-Oilwell Varco, Inc.	13,877	1,051,321

		2,203,342

Packaging & Containers 0.0%‡
Bemis Co., Inc.	2,231	72,262
Owens-Illinois, Inc. (i)	75	1,744

		74,006

Pharmaceuticals 1.9%
Abbott Laboratories	20,569	1,276,512
Bristol-Myers Squibb Co.	31,604	1,054,626
Cardinal Health, Inc.	29,745	1,257,321
Eli Lilly & Co.	34,924	1,445,504
Forest Laboratories, Inc. (i)	27,304	950,998
Johnson & Johnson	16,926	1,101,713
Mead Johnson Nutrition Co.	2,285	195,505
Merck & Co., Inc.	32,179	1,262,704
Omnicare, Inc.	41,565	1,448,125
Pfizer, Inc.	55,027	1,261,769
Warner Chilcott PLC Class A (i)	9,965	216,739

		11,471,516

Pipelines 0.8%
Kinder Morgan, Inc./Delaware	35,075	1,259,193
ONEOK, Inc.	14,272	1,225,822
Spectra Energy Corp.	25,848	794,568
Williams Cos., Inc.	38,115	1,297,053

		4,576,636

Real Estate Investment Trusts 3.4%
American Capital Agency Corp.	11,063	345,608
Annaly Capital Management, Inc.	22,381	365,258
AvalonBay Communities, Inc.	1,222	177,679
Chimera Investment Corp.	458,692	1,325,620
DDR Corp.	8,093	119,776
Duke Realty Corp.	59,568	882,798
Equity Residential	27,244	1,673,871
Federal Realty Investment Trust	7,131	717,806
General Growth Properties, Inc.	12,194	217,053
HCP, Inc.	48,339	2,003,651
Health Care REIT, Inc.	32,026	1,814,593

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Portfolio of Investments††† April 30, 2012 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Real Estate Investment Trusts (continued)
Hospitality Properties Trust	51,343	$1,416,040
Host Hotels & Resorts, Inc.	83,339	1,386,761
Liberty Property Trust	6,186	225,480
Piedmont Office Realty Trust, Inc. Class A	2,439	43,268
Prologis, Inc.	11,790	421,846
Public Storage	8,883	1,272,579
Realty Income Corp.	18,037	709,576
Regency Centers Corp.	6,345	285,271
Simon Property Group, Inc.	7,216	1,122,810
Taubman Centers, Inc.	19,316	1,490,809
Ventas, Inc.	10,340	607,889
Vornado Realty Trust	2,669	229,107
Weingarten Realty Investors	51,597	1,370,416

		20,225,565

Retail 3.2%
Best Buy Co., Inc.	19,646	433,587
Big Lots, Inc. (i)	29,281	1,072,856
Brinker International, Inc.	8,662	272,593
Chico’s FAS, Inc.	38,991	598,902
CVS Caremark Corp.	32,147	1,434,399
Dillard’s, Inc. Class A	19,585	1,264,408
Foot Locker, Inc.	42,802	1,309,313
GameStop Corp. Class A	13,400	304,984
Gap, Inc. (The)	23,864	680,124
Home Depot, Inc. (The)	27,208	1,409,102
J.C. Penney Co., Inc.	21,369	770,566
Kohl’s Corp.	27,818	1,394,516
Lowe’s Cos., Inc.	44,677	1,405,985
Macy’s, Inc.	61,175	2,509,399
Staples, Inc.	897	13,814
Target Corp.	21,742	1,259,731
Wal-Mart Stores, Inc.	20,683	1,218,436
Walgreen Co.	30,300	1,062,318
Wendy’s Co. (The)	231,869	1,129,202

		19,544,235

Savings & Loans 0.3%
Capitol Federal Financial, Inc.	94,704	1,118,454
First Niagara Financial Group, Inc.	27,405	245,001
Hudson City Bancorp, Inc.	60,254	425,393

		1,788,848

Semiconductors 1.6%
Applied Materials, Inc.	120,067	1,439,603
Fairchild Semiconductor International, Inc. (i)	361	5,115
Intel Corp.	50,651	1,438,489
KLA-Tencor Corp.	17,440	909,496
Marvell Technology Group, Ltd. (i)	115,986	1,740,950
Micron Technology, Inc. (i)	222,575	1,466,769
Novellus Systems, Inc. (i)	28,866	1,349,486

	Shares	Value

Semiconductors (continued)
Texas Instruments, Inc.	33,635	$1,074,302

		9,424,210

Software 0.2%
CA, Inc.	39,824	1,052,150
Compuware Corp. (i)	795	6,932

		1,059,082

Telecommunications 1.9%
♦AT&T, Inc.	40,231	1,324,002
CenturyLink, Inc.	28,391	1,094,757
Cisco Systems, Inc.	70,648	1,423,557
Corning, Inc.	81,199	1,165,206
EchoStar Corp. Class A (i)	13,327	387,149
Frontier Communications Corp.	53,750	217,150
Motorola Mobility Holdings, Inc. (i)	245	9,511
Motorola Solutions, Inc.	25,344	1,293,304
Sprint Nextel Corp. (i)	594,181	1,473,569
T.W. telecom, Inc. (i)	26,748	582,571
Telephone & Data Systems, Inc.	38,754	941,335
Verizon Communications, Inc.	31,928	1,289,253

		11,201,364

Textiles 0.0%‡
Cintas Corp.	952	37,290

Transportation 0.9%
Con-way, Inc.	36,416	1,183,520
FedEx Corp.	15,779	1,392,339
Norfolk Southern Corp.	15,455	1,127,133
Ryder System, Inc.	10,633	518,040
Union Pacific Corp.	11,297	1,270,234

		5,491,266

Total Common Stocks (Cost $312,982,342)		354,945,108

Exchange Traded Funds 0.7% (j)
S&P 500 Index—SPDR Trust Series 1	6,559	916,752
♦S&P MidCap 400 Index—MidCap SPDR Trust Series 1	18,346	3,305,949

Total Exchange Traded Funds (Cost $4,140,244)		4,222,701

22	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Short-Term Investments 1.0%
Other Commercial Paper 0.9%
Motiva Enterprises LLC 0.14%, due 5/1/12 (k)	$5,500,000	$5,500,000

Total Other Commercial Paper (Cost $5,500,000)		5,500,000

Repurchase Agreement 0.1%
State Street Bank and Trust Co. 0.01%, dated 4/30/12 due 5/1/12 Proceeds at Maturity $440,668 (Collateralized by a United States Treasury Note with a rate of 0.75% and a maturity date of 8/15/13, with a Principal Amount of $455,000 and a Market Value of $458,742)	440,668	440,668

Total Repurchase Agreement (Cost $440,668)		440,668

Total Short-Term Investments (Cost $5,940,668)		5,940,668

Total Investments (Cost $555,348,139) (l)	100.4%	603,433,604
Other Assets, Less Liabilities	(0.4)	(2,310,762)
Net Assets	100.0%	$601,122,842

†††	On a daily basis New York Life Investments confirms that the value of the Fund’s liquid assets (liquid portfolio securities and cash) is sufficient to cover its potential senior securities (e.g., futures, swaps, options).

‡	Less than one-tenth of a percent.

(a)	Issue in default.

(b)	Restricted security.
(c)	Illiquid security. The total market value of this security as of April 30, 2012 is $18, which represents less than one-tenth of a percent of the Fund’s net assets.

(d)	Fair valued security. The total market value of this security as of April 30, 2012 is $18, which represents less than one-tenth of a percent of the Fund’s net assets.

(e)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(f)	Floating rate—Rate shown is the rate in effect as of April 30, 2012.

(g)	TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. The market value of these securities as of April 30, 2012 is $4,092,125, which represents 0.7% of the Fund’s net assets. All or a portion of these securities were acquired under a mortgage dollar roll agreement.

(h)	Yankee Bond—Dollar-denominated bond issued in the United States by a foreign bank or corporation.

(i)	Non-income producing security.

(j)	Exchange Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(k)	Interest rate presented is yield to maturity.

(l)	As of April 30, 2012, cost is $561,523,936 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$52,865,444
Gross unrealized depreciation	(10,955,776)

Net unrealized appreciation	$41,909,668

The following abbreviation is used in the above portfolio:

SPDR—Standard & Poor’s Depositary Receipt

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	23

Portfolio of Investments††† April 30, 2012 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2012, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$3,076,977	$—	$3,076,977
Convertible Bond (b)	—	—	18	18
Corporate Bonds	—	62,472,543	—	62,472,543
Foreign Government Bonds	—	1,620,524	—	1,620,524
Mortgage-Backed Securities	—	3,701,317	—	3,701,317
U.S. Government & Federal Agencies	—	142,456,410	—	142,456,410
Yankee Bonds	—	24,997,338	—	24,997,338

Total Long-Term Bonds	—	238,325,109	18	238,325,127

Common Stocks	354,945,108	—	—	354,945,108
Exchange Traded Funds	4,222,701	—	—	4,222,701
Short-Term Investments
Other Commercial Paper	—	5,500,000	—	5,500,000
Repurchase Agreement	—	440,668	—	440,668

Total Short-Term Investments	—	5,940,668	—	5,940,668

Total Investments in Securities	$359,167,809	$244,265,777	$18	$603,433,604

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $18 is held in Internet within the Convertible Bond section of the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2012, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2011	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of April 30, 2012	Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of April 30, 2012 (a)
Convertible Bond
Internet	$18	$—	$—	$—	$—	$—	$—	$—	$18	$—

Total	$18	$—	$—	$—	$—	$—	$—	$—	$18	$—

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

24	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2012 (Unaudited)

Assets
Investment in securities, at value (identified cost $555,348,139)	$603,433,604
Receivables:
Investment securities sold	12,698,274
Dividends and interest	1,571,616
Fund shares sold	418,215
Other assets	73,233

Total assets	618,194,942

Liabilities
Payables:
Investment securities purchased	15,630,353
Fund shares redeemed	580,208
Manager (See Note 3)	348,664
Transfer agent (See Note 3)	223,395
NYLIFE Distributors (See Note 3)	142,723
Shareholder communication	73,618
Professional fees	60,796
Custodian	8,781
Trustees	1,756
Accrued expenses	1,806

Total liabilities	17,072,100

Net assets	$601,122,842

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$216,610
Additional paid-in capital	594,942,850

595,159,460
Undistributed net investment income	145,821
Accumulated net realized gain (loss) on investments	(42,267,904)
Net unrealized appreciation (depreciation) on investments	48,085,465

Net assets	$601,122,842

Investor Class
Net assets applicable to outstanding shares	$59,756,717

Shares of beneficial interest outstanding	2,152,760

Net asset value per share outstanding	$27.76
Maximum sales charge (5.50% of offering price)	1.62

Maximum offering price per share outstanding	$29.38

Class A
Net assets applicable to outstanding shares	$139,397,064

Shares of beneficial interest outstanding	5,024,090

Net asset value per share outstanding	$27.75
Maximum sales charge (5.50% of offering price)	1.62

Maximum offering price per share outstanding	$29.37

Class B
Net assets applicable to outstanding shares	$58,273,366

Shares of beneficial interest outstanding	2,105,617

Net asset value and offering price per share outstanding	$27.68

Class C
Net assets applicable to outstanding shares	$55,256,949

Shares of beneficial interest outstanding	1,997,369

Net asset value and offering price per share outstanding	$27.66

Class I
Net assets applicable to outstanding shares	$224,345,204

Shares of beneficial interest outstanding	8,071,130

Net asset value and offering price per share outstanding	$27.80

Class R1
Net assets applicable to outstanding shares	$20,125,481

Shares of beneficial interest outstanding	724,879

Net asset value and offering price per share outstanding	$27.76

Class R2
Net assets applicable to outstanding shares	$43,689,485

Shares of beneficial interest outstanding	1,575,065

Net asset value and offering price per share outstanding	$27.74

Class R3
Net assets applicable to outstanding shares	$278,576

Shares of beneficial interest outstanding	10,044

Net asset value and offering price per share outstanding	$27.74

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	25

Statement of Operations for the six months ended April 30, 2012 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$4,583,184
Interest	2,260,487

Total income	6,843,671

Expenses
Manager (See Note 3)	2,060,352
Distribution/Service—Investor Class (See Note 3)	72,933
Distribution/Service—Class A (See Note 3)	170,472
Distribution/Service—Class B (See Note 3)	298,498
Distribution/Service—Class C (See Note 3)	275,511
Distribution/Service—Class R2 (See Note 3)	52,717
Distribution/Service—Class R3 (See Note 3)	623
Transfer agent (See Note 3)	651,269
Shareholder communication	75,118
Professional fees	65,391
Registration	51,660
Shareholder service (See Note 3)	31,205
Custodian	27,613
Trustees	8,579
Miscellaneous	25,937

Total expenses	3,867,878

Net investment income (loss)	2,975,793

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	7,879,555
Net change in unrealized appreciation (depreciation) on investments	30,005,202

Net realized and unrealized gain (loss) on investments	37,884,757

Net increase (decrease) in net assets resulting from operations	$40,860,550

(a)	Dividends recorded net of foreign withholding taxes in the amount of $29,307.

26	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2012 (Unaudited) and the year ended October 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,975,793	$7,390,002
Net realized gain (loss) on investments and futures transactions	7,879,555	71,178,383
Net change in unrealized appreciation (depreciation) on investments	30,005,202	(43,928,717)

Net increase (decrease) in net assets resulting from operations	40,860,550	34,639,668

Dividends to shareholders:
From net investment income:
Investor Class	(259,919)	(683,012)
Class A	(735,864)	(2,073,143)
Class B	(41,996)	(264,606)
Class C	(38,413)	(237,044)
Class I	(1,427,714)	(3,463,288)
Class R1	(121,996)	(307,786)
Class R2	(203,154)	(537,872)
Class R3	(916)	(2,035)

Total dividends to shareholders	(2,829,972)	(7,568,786)

Capital share transactions:
Net proceeds from sale of shares	55,771,976	85,444,760
Net asset value of shares issued to shareholders in reinvestment of dividends	2,713,820	7,227,009
Cost of shares redeemed	(75,309,737)	(166,592,270)

Increase (decrease) in net assets derived from capital share transactions	(16,823,941)	(73,920,501)

Net increase (decrease) in net assets	21,206,637	(46,849,619)

Net Assets
Beginning of period	579,916,205	626,765,824

End of period	$601,122,842	$579,916,205

Undistributed net investment income at end of period	$145,821	$—

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	27

Financial Highlights selected per share data and ratios

	Investor Class
	Six months ended April 30,		Year ended October 31,				February 28, 2008** through October 31,
	2012*		2011		2010	2009	2008
Net asset value at beginning of period	$26.05		$24.95		$22.09	$19.41	$25.29

Net investment income (loss) (a)	0.12		0.29		0.30	0.22	0.29
Net realized and unrealized gain (loss) on investments	1.71		1.11		2.86	2.71	(5.82)

Total from investment operations	1.83		1.40		3.16	2.93	(5.53)

Less dividends:
From net investment income	(0.12)		(0.30)		(0.30)	(0.25)	(0.35)

Net asset value at end of period	$27.76		$26.05		$24.95	$22.09	$19.41

Total investment return (b)	7.04	%(c)	5.62%		14.37%	15.30%	(22.12	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.94	%††	1.12%		1.28%	1.11%	1.81	% ††
Net expenses	1.39	%††	1.38%		1.44%	1.48%	1.38	% ††
Expenses (before waiver/reimbursement)	1.39	%††	1.38%		1.44%	1.53%	1.38	% ††
Portfolio turnover rate	108	%(d)	221	%(d)	123%	162%	69%
Net assets at end of period (in 000’s)	$59,757		$58,345		$59,469	$54,956	$49,971

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rate not including mortgage dollar rolls was 104% and 218% for the six months ended April 30, 2012 and for the year ended October 31, 2011, respectively.

	Class A
	Six months ended April 30,		Year ended October 31,
	2012*		2011		2010	2009	2008	2007
Net asset value at beginning of period	$26.03		$24.94		$22.09	$19.41	$28.42	$27.92

Net investment income (loss) (a)	0.15		0.34		0.35	0.27	0.46	0.49
Net realized and unrealized gain (loss) on investments	1.71		1.10		2.84	2.70	(7.26)	1.25

Total from investment operations	1.86		1.44		3.19	2.97	(6.80)	1.74

Less dividends and distributions:
From net investment income	(0.14)		(0.35)		(0.34)	(0.29)	(0.46)	(0.51)
From net realized gain on investments	—		—		—	—	(1.75)	(0.73)

Total dividends and distributions	(0.14)		(0.35)		(0.34)	(0.29)	(2.21)	(1.24)

Net asset value at end of period	$27.75		$26.03		$24.94	$22.09	$19.41	$28.42

Total investment return (b)	7.19	%(c)	5.79%		14.54%	15.52%	(25.84%)	6.34%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.12	%††	1.31%		1.47%	1.36%	1.87%	1.74%
Net expenses	1.20	%††	1.19%		1.25%	1.27%	1.29%	1.28%
Expenses (before waiver/reimbursement)	1.20	%††	1.19%		1.25%	1.31%	1.29%	1.28%
Portfolio turnover rate	108	%(d)	221	%(d)	123%	162%	69%	68%
Net assets at end of period (in 000’s)	$139,397		$133,436		$152,963	$154,728	$173,834	$405,912

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rate not including mortgage dollar rolls was 104% and 218% for the six months ended April 30, 2012 and for the year ended October 31, 2011, respectively.

28	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class B
	Six months ended April 30,		Year ended October 31,
	2012*		2011		2010	2009	2008	2007
Net asset value at beginning of period	$25.97		$24.87		$22.02	$19.35	$28.34	$27.84

Net investment income (loss) (a)	0.03		0.10		0.13	0.08	0.26	0.28
Net realized and unrealized gain (loss) on investments	1.70		1.10		2.84	2.69	(7.25)	1.24

Total from investment operations	1.73		1.20		2.97	2.77	(6.99)	1.52

Less dividends and distributions:
From net investment income	(0.02)		(0.10)		(0.12)	(0.10)	(0.25)	(0.29)
From net realized gain on investments	—		—		—	—	(1.75)	(0.73)

Total dividends and distributions	(0.02)		(0.10)		(0.12)	(0.10)	(2.00)	(1.02)

Net asset value at end of period	$27.68		$25.97		$24.87	$22.02	$19.35	$28.34

Total investment return (b)	6.66	%(c)	4.83%		13.50%	14.42%	(26.47%)	5.56%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.19	%††	0.37%		0.53%	0.39%	1.06%	0.99%
Net expenses	2.14	%††	2.13%		2.19%	2.23%	2.10%	2.03%
Expenses (before waiver/reimbursement)	2.14	%††	2.13%		2.19%	2.28%	2.10%	2.03%
Portfolio turnover rate	108	%(d)	221	%(d)	123%	162%	69%	68%
Net assets at end of period (in 000’s)	$58,273		$61,438		$70,778	$74,932	$81,144	$145,919

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rate not including mortgage dollar rolls was 104% and 218% for the six months ended April 30, 2012 and for the year ended October 31, 2011, respectively.

	Class C
	Six months ended April 30,		Year ended October 31,
	2012*		2011		2010	2009	2008	2007
Net asset value at beginning of period	$25.96		$24.86		$22.01	$19.34	$28.33	$27.83

Net investment income (loss) (a)	0.02		0.10		0.13	0.08	0.26	0.28
Net realized and unrealized gain (loss) on investments	1.70		1.10		2.84	2.69	(7.25)	1.24

Total from investment operations	1.72		1.20		2.97	2.77	(6.99)	1.52

Less dividends and distributions:
From net investment income	(0.02)		(0.10)		(0.12)	(0.10)	(0.25)	(0.29)
From net realized gain on investments	—		—		—	—	(1.75)	(0.73)

Total dividends and distributions	(0.02)		(0.10)		(0.12)	(0.10)	(2.00)	(1.02)

Net asset value at end of period	$27.66		$25.96		$24.86	$22.01	$19.34	$28.33

Total investment return (b)	6.62	%(c)	4.83%		13.51%	14.43%	(26.48%)	5.56%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.19	%††	0.37%		0.53%	0.40%	1.06%	0.99%
Net expenses	2.14	%††	2.13%		2.19%	2.23%	2.10%	2.03%
Expenses (before waiver/reimbursement)	2.14	%††	2.13%		2.19%	2.28%	2.10%	2.03%
Portfolio turnover rate	108	%(d)	221	%(d)	123%	162%	69%	68%
Net assets at end of period (in 000’s)	$55,257		$56,010		$62,892	$66,407	$79,423	$161,163

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rate not including mortgage dollar rolls was 104% and 218% for the six months ended April 30, 2012 and for the year ended October 31, 2011, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	29

Financial Highlights selected per share data and ratios

	Class I
	Six months ended April 30,		Year ended October 31,
	2012*		2011		2010	2009	2008	2007
Net asset value at beginning of period	$26.08		$24.99		$22.12	$19.44	$28.47	$27.96

Net investment income (loss) (a)	0.18		0.41		0.41	0.33	0.55	0.60
Net realized and unrealized gain (loss) on investments	1.72		1.10		2.86	2.71	(7.28)	1.25

Total from investment operations	1.90		1.51		3.27	3.04	(6.73)	1.85

Less dividends and distributions:
From net investment income	(0.18)		(0.42)		(0.40)	(0.36)	(0.55)	(0.61)
From net realized gain on investments	—		—		—	—	(1.75)	(0.73)

Total dividends and distributions	(0.18)		(0.42)		(0.40)	(0.36)	(2.30)	(1.34)

Net asset value at end of period	$27.80		$26.08		$24.99	$22.12	$19.44	$28.47

Total investment return (b)	7.31	%(c)	6.04%		14.90%	15.89%	(25.62%)	6.77%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.37	%††	1.56%		1.73%	1.65%	2.22%	2.10%
Net expenses	0.95	%††	0.94%		1.00%	0.96%	0.94%	0.91%
Expenses (before waiver/reimbursement)	0.95	%††	0.94%		1.00%	1.06%	1.01%	0.95%
Portfolio turnover rate	108	%(d)	221	%(d)	123%	162%	69%	68%
Net assets at end of period (in 000’s)	$224,345		$208,772		$219,406	$208,393	$199,126	$410,355

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rate not including mortgage dollar rolls was 104% and 218% for the six months ended April 30, 2012 and for the year ended October 31, 2011, respectively.

	Class R1
	Six months ended April 30,		Year ended October 31,
	2012*		2011		2010	2009	2008	2007
Net asset value at beginning of period	$26.05		$24.96		$22.10	$19.42	$28.44	$27.94

Net investment income (loss) (a)	0.17		0.38		0.39	0.30	0.53	0.57
Net realized and unrealized gain (loss) on investments	1.70		1.10		2.85	2.72	(7.28)	1.25

Total from investment operations	1.87		1.48		3.24	3.02	(6.75)	1.82

Less dividends and distributions:
From net investment income	(0.16)		(0.39)		(0.38)	(0.34)	(0.52)	(0.59)
From net realized gain on investments	—		—		—	—	(1.75)	(0.73)

Total dividends and distributions	(0.16)		(0.39)		(0.38)	(0.34)	(2.27)	(1.32)

Net asset value at end of period	$27.76		$26.05		$24.96	$22.10	$19.42	$28.44

Total investment return (b)	7.22	%(c)	5.94%		14.75%	15.80%	(25.69%)	6.64%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.28	%††	1.46%		1.64%	1.53%	2.13%	2.02%
Net expenses	1.05	%††	1.04%		1.10%	1.06%	1.04%	1.01%
Expenses (before waiver/reimbursement)	1.05	%††	1.04%		1.10%	1.16%	1.11%	1.05%
Portfolio turnover rate	108	%(d)	221	%(d)	123%	162%	69%	68%
Net assets at end of period (in 000’s)	$20,125		$20,337		$19,660	$31,039	$25,038	$69,474

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rate not including mortgage dollar rolls was 104% and 218% for the six months ended April 30, 2012 and for the year ended October 31, 2011, respectively.

30	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class R2
	Six months ended April 30,		Year ended October 31,
	2012*		2011		2010	2009	2008	2007
Net asset value at beginning of period	$26.03		$24.94		$22.08	$19.41	$28.42	$27.91

Net investment income (loss) (a)	0.14		0.31		0.33	0.26	0.46	0.50
Net realized and unrealized gain (loss) on investments	1.70		1.10		2.85	2.70	(7.26)	1.25

Total from investment operations	1.84		1.41		3.18	2.96	(6.80)	1.75

Less dividends and distributions:
From net investment income	(0.13)		(0.32)		(0.32)	(0.29)	(0.46)	(0.51)
From net realized gain on investments	—		—		—	—	(1.75)	(0.73)

Total dividends and distributions	(0.13)		(0.32)		(0.32)	(0.29)	(2.21)	(1.24)

Net asset value at end of period	$27.74		$26.03		$24.94	$22.08	$19.41	$28.42

Total investment return (b)	7.09	%(c)	5.68%		14.47%	15.45%	(25.86%)	6.40%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.02	%††	1.21%		1.38%	1.30%	1.87%	1.76%
Net expenses	1.30	%††	1.29%		1.35%	1.31%	1.29%	1.26%
Expenses (before waiver/reimbursement)	1.30	%††	1.29%		1.35%	1.41%	1.36%	1.30%
Portfolio turnover rate	108	%(d)	221	%(d)	123%	162%	69%	68%
Net assets at end of period (in 000’s)	$43,689		$41,344		$41,429	$60,425	$54,849	$105,100

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rate not including mortgage dollar rolls was 104% and 218% for the six months ended April 30, 2012 and for the year ended October 31, 2011, respectively.

	Class R3
	Six months ended April 30,		Year ended October 31,
	2012*		2011		2010	2009	2008	2007
Net asset value at beginning of period	$26.03		$24.93		$22.08	$19.41	$28.41	$27.91

Net investment income (loss) (a)	0.10		0.24		0.27	0.20	0.40	0.41
Net realized and unrealized gain (loss) on investments	1.71		1.12		2.84	2.71	(7.26)	1.26

Total from investment operations	1.81		1.36		3.11	2.91	(6.86)	1.67

Less dividends and distributions:
From net investment income	(0.10)		(0.26)		(0.26)	(0.24)	(0.39)	(0.44)
From net realized gain on investments	—		—		—	—	(1.75)	(0.73)

Total dividends and distributions	(0.10)		(0.26)		(0.26)	(0.24)	(2.14)	(1.17)

Net asset value at end of period	$27.74		$26.03		$24.93	$22.08	$19.41	$28.41

Total investment return (b)	6.96	%(c)	5.47%		14.16%	15.17%	(26.02%)	6.10%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.76	%††	0.92%		1.12%	0.98%	1.62%	1.46%
Net expenses	1.55	%††	1.54%		1.59%	1.56%	1.54%	1.52%
Expenses (before waiver/reimbursement)	1.55	%††	1.54%		1.59%	1.65%	1.61%	1.56%
Portfolio turnover rate	108	%(d)	221	%(d)	123%	162%	69%	68%
Net assets at end of period (in 000’s)	$279		$234		$168	$88	$45	$37

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rate not including mortgage dollar rolls was 104% and 218% for the six months ended April 30, 2012 and for the year ended October 31, 2011, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	31

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

Eclipse Funds (the “Trust”) was organized on July 30, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company, and is comprised of two funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Balanced Fund (the “Fund”), a diversified fund.

The Fund currently offers eight classes of shares. Class I shares commenced operations on May 1, 1989. Class C shares commenced operations on December 30, 2002. Class A, Class B, Class R1 and Class R2 shares commenced operations on January 2, 2004. Class R3 shares commenced operations on April 28, 2006. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I, Class R1, Class R2 and Class R3 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The eight classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class, Class A, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek total return. Prior to February 28, 2012, the Fund’s investment objective was to seek high total return.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the six-month period ended April 30, 2012, there have been no changes to the fair value methodologies.

The aggregate value by input level, as of April 30, 2012, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

32	MainStay Balanced Fund

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in other mutual funds are valued at their respective NAV as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities are valued at the evaluated bid prices supplied by a pricing agent or brokers selected by the Fund’s Manager (as defined in Note 3(A)) in consultation with the Fund’s Subadvisor (as defined in Note 3(A)) whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund’s Manager, in consultation with the Fund’s Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not obtained from a quoted price in an active market. These securities are all generally categorized as Level 2 in the hierarchy.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund’s Board of Trustees (“Board”) to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security where the trading on that security’s principal market is temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2012, the Fund held a security with a value of $18 that was fair valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund’s Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. As of April 30, 2012, the Fund did not hold any foreign equity securities.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject

mainstayinvestments.com	33

Notes to Financial Statements (Unaudited) (continued)

to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income, if any, quarterly and distributions of net realized capital and currency gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage-backed securities. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to equity price risk and/or interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by “marking-to-market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of all of the margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund. As of April 30, 2012, the Fund did not hold any futures contracts.

(I)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should

34	MainStay Balanced Fund

the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of April 30, 2012.

(J)  Mortgage Dollar Rolls.  The Fund may enter into mortgage dollar roll (“MDR”) transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

(K)  Restricted Securities.  A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. The Fund may not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses and it may be difficult to obtain a prompt sale at an acceptable price. (See Note 5)

(L)  Concentration of Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(M)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, including a portion of the total compensation of the Chief Compliance Officer (“CCO”) of the Fund which is the responsibility of all investment companies for which the CCO serves, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. New York Life Investments is also responsible for the day-to-day portfolio management of the fixed-income portion of the Fund. Madison Square Investors LLC (“MSI” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the equity portion of the Fund and is responsible for the day-to-day portfolio management of the equity portion of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MSI, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.70% up to $1 billion; 0.65% from $1 billion to $2 billion; and 0.60% in excess of $2 billion. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.70% for the six-month period ended April 30, 2012.

Prior to February 28, 2012, the Manager contractually agreed to waive fees and/or reimburse expenses so that the Total Annual Fund Operating Expenses for Class A shares did not exceed 1.24% of its average daily net assets. New York Life Investments agreed to apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the six-month period ended April 30, 2012, New York Life Investments earned fees from the Fund in the amount of $2,060,352.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these

mainstayinvestments.com	35

Notes to Financial Statements (Unaudited) (continued)

services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Investor Class, Class A and Class R2 shares, at an annual rate of 0.25% of the average daily net assets of the Investor Class, Class A and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I and Class R1 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under a distribution plan, where applicable.

Shareholder Service Fees incurred by the Fund for the six-month period ended April 30, 2012, were as follows:

Class R1	$9,994
Class R2	21,086
Class R3	125

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $12,329 and $5,124, respectively, for the six-month period ended April 30, 2012. The Fund was also advised that the Distributor retained CDSCs on redemptions of Investor Class, Class A, Class B and Class C shares of $1, $409, $25,264 and $759, respectively, for the six-month period ended April 30, 2012.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has

entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2012, were as follows:

Investor Class	$103,317
Class A	113,145
Class B	105,730
Class C	97,584
Class I	179,720
Class R1	16,588
Class R2	34,978
Class R3	207

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2012, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class A	$3,177	0.0	%‡
Class C	1,864	0.0	‡
Class R1	1,510	0.0	‡
Class R2	1,480	0.0	‡
Class R3	12,011	4.3

‡	Less than one-tenth of a percent.

Note 4–Federal Income Tax

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2011, for federal income tax purposes, capital loss carryforwards of $43,971,662 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is

36	MainStay Balanced Fund

probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Capital Loss Amounts (000’s)
2017	$43,972

The Fund utilized $77,140,788 of capital loss carryforwards during the year ended October 31, 2011.

The tax character of distributions paid during the year ended October 31, 2011 shown in the Statements of Changes in Net Assets, was as follows:

2011
Distributions paid from:
Ordinary Income	$7,568,786

Note 5–Restricted Securities

As of April 30, 2012, the Fund held the following restricted security:

Security	Date of Acquisition	Principal Amount	Cost	4/30/12 Value	Percentage of Net Assets
At Home Corp. Convertible Bond 4.75%, due 12/31/49	2/27/01	$177,810	$13,325	$18	0.0	%‡

‡	Less than one-tenth of a percent.

Note 6–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 31, 2011, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 29, 2012, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund on the amended credit agreement during the six-month period ended April 30, 2012.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2012, purchases and sales of U.S. government securities were $355,004 and $357,103, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $285,418 and $297,726, respectively.

Note 9–Capital Share Transactions

Investor Class	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	91,104	$2,453,512
Shares issued to shareholders in reinvestment of dividends	9,734	258,220
Shares redeemed	(157,997)	(4,224,405)

Net increase (decrease) in shares outstanding before conversion	(57,159)	(1,512,673)
Shares converted into Investor Class (See Note 1)	88,502	2,402,808
Shares converted from Investor Class (See Note 1)	(118,675)	(3,231,173)

Net increase (decrease)	(87,332)	$(2,341,038)

Year ended October 31, 2011:
Shares sold	198,301	$5,196,068
Shares issued to shareholders in reinvestment of dividends	26,145	678,351
Shares redeemed	(363,956)	(9,506,808)

Net increase (decrease) in shares outstanding before conversion	(139,510)	(3,632,389)
Shares converted into Investor Class (See Note 1)	157,345	4,023,493
Shares converted from Investor Class (See Note 1)	(161,431)	(4,211,528)

Net increase (decrease)	(143,596)	$(3,820,424)

mainstayinvestments.com	37

Notes to Financial Statements (Unaudited) (continued)

Class A	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	300,901	$7,998,396
Shares issued to shareholders in reinvestment of dividends	24,804	658,213
Shares redeemed	(587,744)	(15,851,222)

Net increase (decrease) in shares outstanding before conversion	(262,039)	(7,194,613)
Shares converted into Class A (See Note 1)	175,264	4,766,123
Shares converted from Class A (See Note 1)	(14,667)	(409,948)

Net increase (decrease)	(101,442)	$(2,838,438)

Year ended October 31, 2011:
Shares sold	533,530	$13,940,483
Shares issued to shareholders in reinvestment of dividends	72,032	1,868,749
Shares redeemed	(1,774,953)	(45,637,934)

Net increase (decrease) in shares outstanding before conversion	(1,169,391)	(29,828,702)
Shares converted into Class A (See Note 1)	223,846	5,836,542
Shares converted from Class A (See Note 1)	(61,876)	(1,543,429)

Net increase (decrease)	(1,007,421)	$(25,535,589)

Class B	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	81,788	$2,200,252
Shares issued to shareholders in reinvestment of dividends	1,502	38,911
Shares redeemed	(212,905)	(5,706,782)

Net increase (decrease) in shares outstanding before conversion	(129,615)	(3,467,619)
Shares converted from Class B (See Note 1)	(130,779)	(3,527,810)

Net increase (decrease)	(260,394)	$(6,995,429)

Year ended October 31, 2011:
Shares sold	153,041	$3,983,098
Shares issued to shareholders in reinvestment of dividends	9,328	241,665
Shares redeemed	(483,794)	(12,596,216)

Net increase (decrease) in shares outstanding before conversion	(321,425)	(8,371,453)
Shares converted from Class B (See Note 1)	(158,474)	(4,105,078)

Net increase (decrease)	(479,899)	$(12,476,531)

Class C	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	64,747	$1,715,599
Shares issued to shareholders in reinvestment of dividends	1,080	28,018
Shares redeemed	(226,213)	(6,033,693)

Net increase (decrease)	(160,386)	$(4,290,076)

Year ended October 31, 2011:
Shares sold	119,329	$3,113,001
Shares issued to shareholders in reinvestment of dividends	6,621	171,473
Shares redeemed	(497,942)	(12,887,112)

Net increase (decrease)	(371,992)	$(9,602,638)

Class I	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	1,180,903	$31,783,940
Shares issued to shareholders in reinvestment of dividends	52,789	1,404,577
Shares redeemed	(1,167,312)	(31,664,793)

Net increase (decrease)	66,380	$1,523,724

Year ended October 31, 2011:
Shares sold	1,744,108	$45,636,328
Shares issued to shareholders in reinvestment of dividends	131,615	3,419,034
Shares redeemed	(2,652,200)	(69,515,472)

Net increase (decrease)	(776,477)	$(20,460,110)

Class R1	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	56,815	$1,517,673
Shares issued to shareholders in reinvestment of dividends	4,598	121,996
Shares redeemed	(117,200)	(3,157,716)

Net increase (decrease)	(55,787)	$(1,518,047)

Year ended October 31, 2011:
Shares sold	97,096	$2,529,675
Shares issued to shareholders in reinvestment of dividends	11,862	307,786
Shares redeemed	(116,056)	(3,036,689)

Net increase (decrease)	(7,098)	$(199,228)

Class R2	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	302,319	$8,074,388
Shares issued to shareholders in reinvestment of dividends	7,651	202,969
Shares redeemed	(323,347)	(8,670,344)

Net increase (decrease)	(13,377)	$(392,987)

Year ended October 31, 2011:
Shares sold	419,653	$10,970,648
Shares issued to shareholders in reinvestment of dividends	20,731	537,915
Shares redeemed	(513,303)	(13,393,419)

Net increase (decrease)	(72,919)	$(1,884,856)

Class R3	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	1,039	$28,216
Shares issued to shareholders in reinvestment of dividends	35	916
Shares redeemed	(28)	(782)

Net increase (decrease)	1,046	$28,350

Year ended October 31, 2011:
Shares sold	2,891	$75,459
Shares issued to shareholders in reinvestment of dividends	78	2,036
Shares redeemed	(719)	(18,620)

Net increase (decrease)	2,250	$58,875

38	MainStay Balanced Fund

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2012, events and transactions subsequent to April 30, 2012 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified, other than the following:

At a meeting held on December 14, 2011, the Fund’s Board of Trustees approved submitting the following proposals to shareholders:

i.	Approval of an Agreement and Plan of Reorganization providing for the acquisition of all of the assets and liabilities of the Fund by a corresponding newly formed series of MainStay Funds Trust (each an “Acquiring Fund”), in exchange for shares of the Acquiring Fund followed by the complete liquidation of the Fund;

ii.	Granting the Trust the authority to enter into and materially amend agreements with certain subadvisors on behalf of one or more of the Funds without obtaining shareholder approval; and

iii.	Approval of the amendment or, in certain cases, the elimination of, the fundamental investment restrictions for the Fund.

On or about March 19, 2012, shareholders who owned shares of the Fund as of the record date received a proxy statement containing further information regarding these proposed changes. The proxy statement included voting instruction cards where shareholders of the Fund could vote on the proposals at a special meeting on May 21, 2012.

As of May 21, 2012 each of the proposal passed.

The results of the May 21, 2012 shareholders meeting were as follows:

Proposal 1 – To approve an agreement and plan of reorganization providing for the acquisition of all of the assets and liabilities of the MainStay Balanced Fund by a corresponding newly formed series of MainStay Funds Trust, in exchange for shares of the acquiring fund followed by the complete liquidation of MainStay Balanced Fund.

Votes For	Votes Against	Abstentions	Total
11,085,820.901	294,198.272	498,846.091	11,878,865.264

Proposal 2 – To grant the Trust the authority to enter into and materially amend agreements with certain subavisors on behalf of one or more of the Funds without obtaining shareholder approval.

Votes For	Votes Against	Abstentions	Total
10,914,387.737	530,669.574	433,807.953	11,878,865.264

Proposal 3 – To approve the amendment of or, in certain cases, the elimination of the fundamental investment restrictions regarding:

Borrowing:

Votes For	Votes Against	Abstentions	Total
10,806,028.731	577,316.561	495,519.972	11,878,865.264

Senior Securities:

Votes For	Votes Against	Abstentions	Total
10,971,439.171	426,103.504	481,322.589	11,878,865.264

Underwriting Securities:

Votes For	Votes Against	Abstentions	Total
10,977,815.706	417,847.143	483,202.415	11,878,865.264

Real Estate:

Votes For	Votes Against	Abstentions	Total
10,904,300.879	479,144.890	495,419.495	11,878,865.264

Commodities:

Votes For	Votes Against	Abstentions	Total
10,957,587.667	439,166.844	482,110.753	11,878,865.264

Making Loans:

Votes For	Votes Against	Abstentions	Total
10,790,584.224	556,972.305	531,308.735	11,878,865.264

Concentration of Investments:

Votes For	Votes Against	Abstentions	Total
10,980,315.238	418,225.336	480,324.690	11,878,865.264

Diversification:

Votes For	Votes Against	Abstentions	Total
11,080,246.678	340,784.454	457,834.132	11,878,865.264

Purchase of Securities on Margin:

Votes For	Votes Against	Abstentions	Total
10,783,826.925	564,558.961	530,479.378	11,878,865.264

Mortgage, Pledge or Hypothecate Assets:

Votes For	Votes Against	Abstentions	Total
10,690,337.807	568,521.894	620,005.563	11,878,865.264

Purchase of Securities of Other Investment Companies:

Votes For	Votes Against	Abstentions	Total
10,948,014.124	396,241.503	534,609.637	11,878,865.264

Short Sales and Other Investments:

Votes For	Votes Against	Abstentions	Total
10,822,530.792	484,178.556	572,155.916	11,878,865.264

Joint Securities Trading Accounts:

Votes For	Votes Against	Abstentions	Total
10,926,536.903	414,648.638	537,679.723	11,878,865.264

Investment to Exercise Control:

Votes For	Votes Against	Abstentions	Total
10,930,809.515	413,365.557	534,690.192	11,878,865.264

mainstayinvestments.com	39

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 13-14, 2011 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Balanced Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”), and the Subadvisory Agreement between New York Life Investments and Madison Square Investors LLC (“MSI”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and MSI in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2011 and December 2011, as well as other relevant information furnished to the Board throughout the year by New York Life Investments and MSI. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and MSI on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MSI as subadvisor to the Fund, and responses from New York Life Investments and MSI to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other items: (i) the nature, extent, and quality of the services provided to the Fund by New York Life Investments and MSI; (ii) the investment performance of the Fund, New York Life Investments and MSI; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MSI from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and MSI and third-party “peer funds” identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and MSI

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by New York Life Investments’ compliance department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the advisory services that New York Life Investments and MSI provide to the Fund. The Board evaluated New York Life Investments’ and MSI’s experience in serving as investment adviser and subadvisor, respectively, to the

40	MainStay Balanced Fund

Fund and managing other portfolios. It examined New York Life Investments’ and MSI’s track records and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at New York Life Investments and MSI, and New York Life Investments’ and MSI’s overall legal and compliance environments. The Board also reviewed New York Life Investments’ and MSI’s willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MSI’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance, as well as discussions between the Fund’s portfolio managers and the Board that occur typically on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MSI had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MSI to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MSI

The Board considered the costs of the services provided by New York Life Investments and MSI under the Agreements, and the profits realized by New York Life Investments and its affiliates, including MSI, due to their relationships with the Fund. Because MSI is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MSI in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates, including MSI, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MSI must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that the ability to maintain a strong financial position is important in order for New York Life Investments and MSI to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to MSI from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MSI in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and

mainstayinvestments.com	41

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

its affiliates, including MSI, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board also considered whether the Fund’s expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to MSI are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MSI on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account the explanation provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. The Board also took into account the impact of any expense limitation arrangements on the Fund’s net management fee and expenses. The Board considered and approved New York Life Investments’ proposal to remove the Fund’s contractual expense limitation arrangements, noting that the Fund’s management fee and total expenses would continue to compare favorably to peers without the expense limitation arrangements.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board acknowledged that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iv) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (v) no longer allowing an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (vi) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vii) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

42	MainStay Balanced Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com	43

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firm.

Equity Funds

MainStay 130/30 Core Fund

MainStay Common Stock Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Fund

MainStay Growth Equity Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Small Cap Fund

Income Funds

MainStay Flexible Bond Opportunities Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Municipal Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Money Market Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Principal Preservation Fund3

MainStay Short Term Bond Fund

MainStay Tax Free Bond Fund

Blended Funds

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

International Funds

MainStay 130/30 International Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay Global High Income Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

Asset Allocation Funds

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

Retirement Funds

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC4

Chicago, Illinois

MacKay Shields LLC4

New York, New York

Madison Square Investors LLC4

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management, Inc.

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firm

KPMG LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. The Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. Effective May 15, 2012, the Fund was closed to all new investors.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC,

169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company.

NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a registered service mark and name under which New York Life Investment Management LLC does business.

MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2012 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-26631 MS119-12	MSBL10-06/12 NL0B7

MainStay U.S. Small Cap Fund

Message from the President and Semiannual Report

Unaudited  ¡  April 30, 2012

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Message from the President

For the six months ended April 30, 2012, U.S. stocks provided double-digit returns across all capitalization levels. Growth stocks generally outperformed value stocks among large- and mid-cap companies, while value stocks generally outperformed growth stocks among small-cap companies.

For many investors, the pace of economic growth was a key concern. Fortunately, labor and manufacturing data improved during the reporting period, and many corporations provided positive earnings reports. Although the price of crude oil rose to more than $100 a barrel during the reporting period, the price of natural gas fell to 10-year lows.

Overall, international stocks trailed U.S. stocks, providing modest but positive returns. Spain, Greece, Portugal and Italy were notable exceptions, all declining more than 10% for the six months ended April 30, 2012.

Although investors remained concerned about the European debt crisis, the European Central Bank took significant steps to provide liquidity to European banks and help keep credit markets from freezing. Private creditors agreed to concessions on their Greek sovereign debt, which helped ease market concerns. While several European economies continued to struggle, others remained relatively stable. The dichotomy between strong and weak European economies may pose challenges as the European Union attempts to balance monetary and fiscal policies across the Eurozone.

Many other central banks around the globe maintained accommodative policies during the reporting period. In the United States, the Federal Open Market Committee (FOMC) kept the target for the federal funds rate in a range near zero. The FOMC reaffirmed its expectation that economic conditions were likely to warrant exceptionally low levels for the federal funds rate for some time. In April 2012, the FOMC’s projection extended at least through late 2014.

During the reporting period, the FOMC continued its maturity extension program (known to some as “operation twist”), which seeks to lengthen the average maturity of the Federal Reserve’s holdings among U.S. Treasury securities. The program is expected to “put downward pressure on longer-term interest rates” and to “contribute to a broad easing in financial market conditions that will provide additional stimulus to support the economic recovery.”

With interest rates likely to remain at low levels for a considerable period, many bond investors moved toward longer maturities and higher-risk securities to pursue incremental yield. High-yield corporate and municipal bonds, leveraged loans, and convertible bonds generally provided strong results during the reporting period, while higher-quality investment-grade bonds generally provided lower returns.

While some investors react to every turn in the market, the portfolio managers of MainStay Funds seek to take a more measured approach. They focus on the investment objectives of their respective Funds, along with the investment strategies they can use to pursue those objectives in both up and down markets.

Our portfolio managers seek to exercise discipline and diligence, whether they are evaluating companies, examining financial data, assessing management capabilities, selecting securities or managing portfolio risk. Through consistent application of time-tested investment principles, they seek to deliver the performance that our shareholders have come to expect from MainStay Funds.

The following pages contain information about the specific strategies, securities and market events that affected the performance of your MainStay Fund(s) during the six months ended April 30, 2012. We invite you to carefully review this information, bearing in mind that past performance is no guarantee of future results.

Whether you’re investing for yourself, your family or specific goals, investing means looking to the future. With appropriate diversification, regular investments and gradual portfolio adjustments, you may be more successful in pursuing the future you desire. At MainStay, we encourage you to maintain a long-term perspective, and we wish you every success.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2012

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	3.97 10.02%	–6.76 –1.33%	–1.28 –0.15%	6.72 7.32%	1.66 1.66%
Class A Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	4.12 10.18	–6.44 –1.00	–1.12 0.00	6.80 7.41	1.36 1.36
Class B Shares[4]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	4.60 9.60	–6.94 –2.04	–1.24 –0.89	6.53 6.53	2.41 2.41
Class C Shares[5]	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	8.60 9.60	–3.08 –2.10	–0.89 –0.89	6.54 6.54	2.41 2.41
Class I Shares	No Sales Charges		10.34	–0.76	0.37	7.80	1.10

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been different.
4.	Performance figures for Class A and B shares, first offered on January 2, 2004, include the historical performance of Class I shares through January 1, 2004, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class A and Class B shares might have been different.
5.	Performance figures for Class C shares, first offered on January 2, 2004, include the historical performance of L Class shares (which were redesignated as Class C shares on January 2, 2004) from December 30, 2002, through January 1, 2004, and the historical performance of Class I

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Russell 2500TM Index[6]	12.03%	–2.23%	2.35%	7.44%
Average Lipper Small-Cap Core Fund[7]	10.58	–3.64	1.46	6.43

shares through December 29, 2002, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class C shares might have been different.
6.

The Russell 2500TM Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500TM Index is subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2500TM Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.	The average Lipper small-cap core fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s U.S. Diversified Equity small-cap ceiling. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index. This average is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay U.S. Small Cap Fund

Cost in Dollars of a $1,000 Investment in MainStay U.S. Small Cap Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2011, to April 30, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2011, to April 30, 2012.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/11	Ending Account Value (Based on Actual Returns and Expenses) 4/30/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/12	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,100.20	$8.67	$1,016.60	$8.32

Class A Shares	$1,000.00	$1,101.80	$7.11	$1,018.10	$6.82

Class B Shares	$1,000.00	$1,096.00	$12.56	$1,012.90	$12.06

Class C Shares	$1,000.00	$1,096.00	$12.56	$1,012.90	$12.06

Class I Shares	$1,000.00	$1,103.40	$5.81	$1,019.30	$5.57

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.66% for Investor Class, 1.36% for Class A, 2.41% for Class B and Class C and 1.11% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Industry Composition as of April 30, 2012 (Unaudited)

Machinery	11.1%
Health Care Equipment & Supplies	6.7
Specialty Retail	5.1
Food Products	5.0
Electric Utilities	4.9
Textiles, Apparel & Luxury Goods	4.5
Commercial Banks	4.2
Aerospace & Defense	4.1
IT Services	3.8
Auto Components	3.1
Chemicals	3.1
Electronic Equipment & Instruments	3.1
Health Care Providers & Services	2.7
Hotels, Restaurants & Leisure	2.7
Thrifts & Mortgage Finance	2.5
Road & Rail	2.4
Building Products	2.2
Biotechnology	2.0
Pharmaceuticals	2.0
Computers & Peripherals	1.7
Energy Equipment & Services	1.7

Insurance	1.7%
Multi-Utilities	1.7
Semiconductors & Semiconductor Equipment	1.7
Software	1.6
Communications Equipment	1.5
Diversified Consumer Services	1.5
Containers & Packaging	1.3
Diversified Financial Services	1.3
Exchange Traded Funds	1.3
Real Estate Investment Trusts	1.1
Capital Markets	0.9
Household Durables	0.9
Wireless Telecommunication Services	0.9
Professional Services	0.8
Trading Companies & Distributors	0.6
Diversified Telecommunication Services	0.5
Food & Staples Retailing	0.3
Short-Term Investment	2.1
Other Assets, Less Liabilities	–0.3

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of April 30, 2012 (excluding short-term investment)

1.	Woodward, Inc.

2.	Corn Products International, Inc.

3.	NeuStar, Inc. Class A

4.	Mueller Industries, Inc.

5.	Alkermes PLC

6.	Endo Pharmaceuticals Holdings, Inc.

7.	Wabtec Corp.

8.	Flowers Foods, Inc.

9.	Westar Energy, Inc.

10.	Great Plains Energy, Inc.

8	MainStay U.S. Small Cap Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers David Pearl, Michael Welhoelter, CFA, William Priest, CFA, and Janet K. Navon of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay U.S. Small Cap Fund perform relative to its peers and its benchmark for the six months ended April 30, 2012?

Excluding all sales charges, MainStay U.S. Small Cap Fund returned 10.02% for Investor Class shares, 10.18% for Class A shares and 9.60% for Class B and Class C shares for the six months ended April 30, 2012. Over the same period, Class I shares returned 10.34%. All share classes underperformed the 10.58% return of the average Lipper1 small-cap core fund and the 12.03% return of the Russell 2500™ Index2 for the six months ended April 30, 2012. The Russell 2500™ Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

At a meeting held on December 14, 2011, the Fund’s Board of Trustees approved submitting the following proposals to shareholders: (i) changing the state of organization of the Fund; (ii) approving a manager-of-managers structure for the Fund; and (iii) modernizing the Fund’s fundamental investment restrictions to make them consistent with other Funds in the MainStay complex.

On or about March 19, 2012, a proxy statement containing specific details regarding these proposed changes was sent to shareholders. Shareholders approved these proposals at a special meeting held on May 21, 2012. The reorganization took place on May 25, 2012.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s relative performance was affected by the stock market’s sharp rise after hitting a low point in early October 2011. Such rebounds are often characterized by an increase in price-to-earnings ratios and rebounds in the weakest companies. While the Fund participated in the rally and provided strong absolute returns, its focus on quality companies did not keep pace with the broader market in this environment. The Fund’s cash position was also a drag on relative results in a fast-rising market.

During the reporting period, which sectors were the strongest contributors to the Fund’s relative performance and which sectors were particularly weak?

During the reporting period, the strongest contributors to performance relative to the Russell 2500™ Index were the energy, materials and consumer staples sectors. (Contributions take weightings and total returns into account.) Results in the energy sector were helped by stock selection and by the Fund’s lower-

than-benchmark exposure to the sector. Strong relative returns in the materials and consumer staples sectors were due largely to stock selection.

The telecommunication services, consumer discretionary and financials sectors detracted the most from the Fund’s relative performance during the reporting period. Weak results among telecommunication and consumer discretionary stocks and the Fund’s less-than-benchmark exposure to financials hampered performance as small-cap financials tended to outperform the Russell 2500™ Index during the reporting period.

During the reporting period, which individual stocks made the strongest contributions to the Fund’s absolute performance and which stocks detracted the most?

Portable ultrasound equipment maker SonoSite, casino game-maker Shuffle Master and aerospace control systems company Woodward were the top contributors to the Fund’s absolute performance during the reporting period. SonoSite advanced when the company agreed to be acquired by Fujifilm. Shuffle Master gained on solid growth in revenue and profits. Woodward rose after the company reported record sales and earnings for its fourth quarter and fiscal year 2011.

Perry Ellis International, Lumos Networks and THQ were the most substantial detractors from the Fund’s absolute performance during the reporting period. Shares of Perry Ellis—a designer, distributor and licensor of apparel, accessories and fragrances—dropped in November after the company announced a challenging third quarter and trimmed its 2012 profit forecast. Lumos Networks is the mid-Atlantic landline and advanced fiber optic network that split from NTELOS Holdings in the fourth quarter of 2011. Lumos recently took a hit to revenues from the loss of several large clients who chose to reroute service around Lumos’ territory. At the end of the reporting period, we continued to hold the stock for its cash flow and attractive fiber optic network. THQ is a video game developer that experienced weaker-than-expected sales, forcing the company to make price concessions.

Did the Fund make any significant purchases or sales during the reporting period?

Several significant purchases were made by the Fund during the reporting period, including branded and private-label baked-goods company Flowers Food and Integra Life Sciences, which makes medical devices, implants and biomaterials. We expect Flowers Food to benefit from consolidation in its industry. Integra Life Sciences is expected to increase cash flow by reducing costs and deemphasizing its merger-and-acquisition strategy under the company’s new chief executive officer.

1.	See footnote on page 6 for more information on Lipper Inc.
2.	See footnote on page 6 for more information on the Russell 2500™ Index.

mainstayinvestments.com	9

During the reporting period, significant sales included ultrasound equipment maker SonoSite and water-treatment chemical producer Nalco Holding. The positions were sold following separate announcements that the companies would be acquired. We also sold the Fund’s position in MEMC Electronic Materials, which makes silicon wafers for the semiconductor industry, because we believed that Chinese competitors were creating overcapacity.

How did the Fund’s sector weightings change during the reporting period?

The Fund is managed from the bottom up, with decisions on individual companies ultimately determining sector weights. During the reporting period, we added to the Fund’s exposure to the consumer staples, information technology and health care sectors. Within consumer staples, we moved the Fund from an underweight position relative to the Russell 2500™ Index to an overweight position. In information technology, the

Fund remained underweight relative to the benchmark, but less so than at the end of the previous reporting period. Within the health care sector, the Fund’s overweight position relative to the benchmark was increased.

We reduced the Fund’s exposure to consumer discretionary stocks and financials. In consumer discretionary, the Fund remained overweight relative to the Russell 2500™ Index, while the Fund remained underweight in financials.

How was the Fund positioned at the end of April 2012?

As of April 30, 2012, the most significant variation from the Russell 2500™ Index in terms of sector weightings was the Fund’s underweight position in the financials sector. The Fund was also notably underweight in the energy sector. As of April 30, 2012, the Fund had overweight positions relative to the Russell 2500™ Index in the industrials, consumer discretionary and health care sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay U.S. Small Cap Fund

Portfolio of Investments April 30, 2012 (Unaudited)

	Shares	Value

Common Stocks 96.9%†
Aerospace & Defense 4.1%
Curtiss-Wright Corp.	157,650	$5,563,468
Esterline Technologies Corp. (a)	57,650	3,948,449
Hexcel Corp. (a)	242,550	6,641,019

		16,152,936

Auto Components 3.1%
Dana Holding Corp.	303,850	4,442,287
Tenneco, Inc. (a)	135,500	4,177,465
Visteon Corp. (a)	68,150	3,419,085

		12,038,837

Biotechnology 2.0%
♦Alkermes PLC (a)	463,185	8,013,100

Building Products 2.2%
Armstrong World Industries, Inc.	68,700	3,025,548
Masco Corp.	177,200	2,335,496
Simpson Manufacturing Co., Inc.	100,250	3,110,757

		8,471,801

Capital Markets 0.9%
Waddell & Reed Financial, Inc. Class A	108,750	3,477,825

Chemicals 3.1%
Chemtura Corp. (a)	316,100	5,380,022
Methanex Corp.	192,250	6,759,510

		12,139,532

Commercial Banks 4.2%
Bank of Hawaii Corp.	125,250	6,123,472
Investors Bancorp, Inc. (a)	377,752	5,832,491
Texas Capital Bancshares, Inc. (a)	114,150	4,304,597

		16,260,560

Communications Equipment 1.5%
Harmonic, Inc. (a)	1,219,675	5,756,866

Computers & Peripherals 1.7%
Diebold, Inc.	167,600	6,611,820

Containers & Packaging 1.3%
Silgan Holdings, Inc.	112,500	4,935,375

Diversified Consumer Services 1.5%
Service Corp. International	511,800	5,926,644

Diversified Financial Services 1.3%
CBOE Holdings, Inc.	193,100	5,105,564

	Shares	Value

Diversified Telecommunication Services 0.5%
Lumos Networks Corp.	236,275	$2,135,926

Electric Utilities 4.9%
♦Great Plains Energy, Inc.	334,550	6,831,511
Northeast Utilities	150,532	5,535,062
♦Westar Energy, Inc.	241,700	6,934,373

		19,300,946

Electronic Equipment & Instruments 3.1%
DTS, Inc. (a)	119,016	3,713,299
MTS Systems Corp.	98,250	4,713,052
National Instruments Corp.	143,434	3,901,405

		12,327,756

Energy Equipment & Services 1.7%
Cal Dive International, Inc. (a)	709,950	2,747,507
Dril-Quip, Inc. (a)	55,400	3,733,406

		6,480,913

Food & Staples Retailing 0.3%
Spartan Stores, Inc. (a)	54,250	988,978

Food Products 5.0%
♦Corn Products International, Inc.	150,800	8,604,648
♦Flowers Foods, Inc.	326,000	6,992,700
TreeHouse Foods, Inc. (a)	68,800	3,956,688

		19,554,036

Health Care Equipment & Supplies 6.7%
Alere, Inc. (a)	95,650	2,285,079
Haemonetics Corp. (a)	78,100	5,589,617
Integra LifeSciences Holdings Corp. (a)	112,500	4,188,375
Sirona Dental Systems, Inc. (a)	77,828	3,931,092
Teleflex, Inc.	101,100	6,335,937
Wright Medical Group, Inc. (a)	215,237	4,009,865

		26,339,965

Health Care Providers & Services 2.7%
Bio-Reference Laboratories, Inc. (a)	226,625	4,831,645
PSS World Medical, Inc. (a)	238,000	5,695,340

		10,526,985

Hotels, Restaurants & Leisure 2.7%
Multimedia Games Holding Co., Inc. (a)	406,373	4,616,397
Shuffle Master, Inc. (a)	342,750	6,056,393

		10,672,790

Household Durables 0.9%
Ryland Group, Inc. (The)	162,700	3,662,377

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2012, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments April 30, 2012 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Insurance 1.7%
Arthur J. Gallagher & Co.	173,250	$6,507,270

IT Services 3.8%
Forrester Research, Inc.	181,212	6,423,965
♦NeuStar, Inc. Class A (a)	231,150	8,402,303

		14,826,268

Machinery 11.1%
Actuant Corp. Class A	75,200	2,050,704
Colfax Corp. (a)	55,400	1,877,506
Harsco Corp.	267,800	5,971,940
Kaydon Corp.	97,400	2,389,222
Kennametal, Inc.	83,189	3,513,071
♦Mueller Industries, Inc.	178,650	8,166,092
Navistar International Corp. (a)	88,900	3,018,155
♦Wabtec Corp.	97,131	7,554,849
♦Woodward, Inc.	214,700	8,929,373

		43,470,912

Multi-Utilities 1.7%
Vectren Corp.	230,350	6,783,808

Pharmaceuticals 2.0%
♦Endo Pharmaceuticals Holdings, Inc. (a)	226,900	7,973,266

Professional Services 0.8%
Resources Connection, Inc.	237,700	3,085,346

Real Estate Investment Trusts 1.1%
Tanger Factory Outlet Centers	133,500	4,181,220

Road & Rail 2.4%
Con-way, Inc.	129,200	4,199,000
Genesee & Wyoming, Inc. Class A (a)	97,740	5,269,163

		9,468,163

Semiconductors & Semiconductor Equipment 1.7%
Teradyne, Inc. (a)	268,100	4,614,001
Veeco Instruments, Inc. (a)	69,300	2,092,167

		6,706,168

Software 1.6%
Progress Software Corp. (a)	166,450	3,851,653
Solera Holdings, Inc.	53,950	2,424,513

		6,276,166

Specialty Retail 5.1%
Express, Inc. (a)	285,700	6,748,234
JoS. A. Bank Clothiers, Inc. (a)	89,175	4,240,271
Monro Muffler Brake, Inc.	104,820	4,324,873
Sonic Automotive, Inc.	280,000	4,709,600

		20,022,978

	Shares	Value

Textiles, Apparel & Luxury Goods 4.5%
G-III Apparel Group, Ltd. (a)	160,450	$4,308,083
Iconix Brand Group, Inc. (a)	273,750	4,199,325
Perry Ellis International, Inc. (a)	230,350	4,309,848
Warnaco Group, Inc. (The) (a)	90,550	4,795,528

		17,612,784

Thrifts & Mortgage Finance 2.5%
BankUnited, Inc.	201,650	4,960,590
Brookline Bancorp, Inc.	542,450	4,871,201

		9,831,791

Trading Companies & Distributors 0.6%
Titan Machinery, Inc. (a)	70,450	2,510,134

Wireless Telecommunication Services 0.9%
NTELOS Holdings Corp.	179,475	3,628,984

Total Common Stocks (Cost $316,590,377)		379,766,790

Exchange Traded Funds 1.3% (b)
iShares Russell 2000 Index Fund	33,200	2,703,476
iShares Russell 2000 Value Index Fund	29,800	2,141,428

Total Exchange Traded Funds (Cost $4,142,913)		4,844,904

	Principal Amount
Short-Term Investment 2.1%
Repurchase Agreement 2.1%
State Street Bank and Trust Co. 0.01%, dated 4/30/12 due 5/1/12 Proceeds at Maturity $8,219,547 (Collateralized by a United States Treasury Note with a rate of 0.75% and a maturity date of 8/15/13, with a Principal Amount of $8,320,000 and a Market Value of $8,388,432)	$8,219,545	8,219,545

Total Short-Term Investment (Cost $8,219,545)		8,219,545

Total Investments (Cost $328,952,835) (c)	100.3%	392,831,239
Other Assets, Less Liabilities	(0.3)	(980,562)
Net Assets	100.0%	$391,850,677

(a)	Non-income producing security.

(b)	Exchange Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

12	MainStay U.S. Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(c)	As of April 30, 2012, cost is $330,192,144 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$78,284,273
Gross unrealized depreciation	(15,645,178)

Net unrealized appreciation	$62,639,095

The following is a summary of the fair valuations according to the inputs used as of April 30, 2012, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$379,766,790	$—	$—	$379,766,790
Exchange Traded Funds	4,844,904	—	—	4,844,904
Short-Term Investment
Repurchase Agreement	—	8,219,545	—	8,219,545

Total Investments in Securities	$384,611,694	$8,219,545	$—	$392,831,239

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2012, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2012, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Statement of Assets and Liabilities as of April 30, 2012 (Unaudited)

Assets
Investment in securities, at value (identified cost $328,952,835)	$392,831,239
Receivables:
Fund shares sold	249,637
Dividends and interest	124,286
Other assets	50,523

Total assets	393,255,685

Liabilities
Payables:
Fund shares redeemed	630,078
Manager (See Note 3)	274,157
Transfer agent (See Note 3)	182,040
Investment securities purchased	119,737
NYLIFE Distributors (See Note 3)	77,869
Shareholder communication	70,188
Professional fees	46,381
Custodian	2,244
Trustees	909
Accrued expenses	1,405

Total liabilities	1,405,008

Net assets	$391,850,677

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$219,470
Additional paid-in capital	552,792,091

553,011,561
Undistributed net investment income	1,324,556
Accumulated net realized gain (loss) on investments	(226,363,844)
Net unrealized appreciation (depreciation) on investments	63,878,404

Net assets	$391,850,677

Investor Class
Net assets applicable to outstanding shares	$70,810,256

Shares of beneficial interest outstanding	3,979,493

Net asset value per share outstanding	$17.79
Maximum sales charge (5.50% of offering price)	1.04

Maximum offering price per share outstanding	$18.83

Class A
Net assets applicable to outstanding shares	$93,766,538

Shares of beneficial interest outstanding	5,249,667

Net asset value per share outstanding	$17.86
Maximum sales charge (5.50% of offering price)	1.04

Maximum offering price per share outstanding	$18.90

Class B
Net assets applicable to outstanding shares	$35,791,772

Shares of beneficial interest outstanding	2,132,110

Net asset value and offering price per share outstanding	$16.79

Class C
Net assets applicable to outstanding shares	$18,024,442

Shares of beneficial interest outstanding	1,074,041

Net asset value and offering price per share outstanding	$16.78

Class I
Net assets applicable to outstanding shares	$173,457,669

Shares of beneficial interest outstanding	9,511,648

Net asset value and offering price per share outstanding	$18.24

14	MainStay U.S. Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2012 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$4,170,300
Interest	7,487

Total income	4,177,787

Expenses
Manager (See Note 3)	1,684,138
Transfer agent (See Note 3)	519,602
Distribution/Service—Investor Class (See Note 3)	86,358
Distribution/Service—Class A (See Note 3)	113,820
Distribution/Service—Class B (See Note 3)	182,316
Distribution/Service—Class C (See Note 3)	88,276
Shareholder communication	64,895
Professional fees	49,279
Registration	34,627
Trustees	5,639
Custodian	5,174
Miscellaneous	19,107

Total expenses	2,853,231

Net investment income (loss)	1,324,556

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	12,123,320
Net change in unrealized appreciation (depreciation) on investments	25,914,984

Net realized and unrealized gain (loss) on investments	38,038,304

Net increase (decrease) in net assets resulting from operations	$39,362,860

(a)	Dividends recorded net of foreign withholding taxes in the amount of $10,830.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Statements of Changes in Net Assets

for the six months ended April 30, 2012 (Unaudited) and the year ended October 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,324,556	$1,255,300
Net realized gain (loss) on investments	12,123,320	29,793,225
Net change in unrealized appreciation (depreciation) on investments	25,914,984	(9,139,667)

Net increase (decrease) in net assets resulting from operations	39,362,860	21,908,858

Dividends to shareholders:
From net investment income:
Investor Class	—	(140,608)
Class A	—	(321,902)
Class B	—	(9,989)
Class C	—	(4,655)
Class I	—	(895,961)

Total dividends to shareholders	—	(1,373,115)

Capital share transactions:
Net proceeds from sale of shares	36,896,781	91,582,126
Net asset value of shares issued to shareholders in reinvestment of dividends	—	1,317,787
Cost of shares redeemed	(70,029,702)	(108,653,803)

Increase (decrease) in net assets derived from capital share transactions	(33,132,921)	(15,753,890)

Net increase (decrease) in net assets	6,229,939	4,781,853

Net Assets
Beginning of period	385,620,738	380,838,885

End of period	$391,850,677	$385,620,738

Undistributed net investment income at end of period	$1,324,556	$—

16	MainStay U.S. Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000	0000000000000	0000000000000
	Investor Class
	Six months ended April 30,		Year ended October 31,			February 28, 2008** through October 31,
	2012*		2011	2010	2009	2008
Net asset value at beginning of period	$16.17		$15.35	$12.52	$10.14	$13.86

Net investment income (loss) (a)	0.04		0.03	(0.03)	(0.03)	0.10
Net realized and unrealized gain (loss) on investments	1.58		0.82	2.86	2.63	(3.82)

Total from investment operations	1.62		0.85	2.83	2.60	(3.72)

Less dividends:
From net investment income	—		(0.03)	—	(0.22)	—

Net asset value at end of period	$17.79		$16.17	$15.35	$12.52	$10.14

Total investment return (b)	10.02	%(c)	5.55%	22.60%	26.91%	(26.91	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.45	%††	0.17%	(0.20%)	(0.28%)	1.10	% ††
Net expenses	1.66	%††	1.63%	1.63%	1.66%	1.80	% ††
Expenses (before waiver/reimbursement)	1.66	%††	1.66%	1.81%	2.02%	1.83	% ††
Portfolio turnover rate	17%		45%	49%	218%	158%
Net assets at end of period (in 000’s)	$70,810		$68,152	$67,217	$25,832	$11,480

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	0000000000000		0000000000000	0000000000000	0000000000000	0000000000000	0000000000000
	Class A
	Six months ended April 30,		Year ended October 31,
	2012*		2011	2010	2009	2008	2007
Net asset value at beginning of period	$16.21		$15.36	$12.51	$10.14	$18.65	$19.87

Net investment income (loss) (a)	0.07		0.07	(0.00)‡	0.00 ‡	0.17	0.07
Net realized and unrealized gain (loss) on investments	1.58		0.83	2.85	2.61	(6.55)	(1.29)

Total from investment operations	1.65		0.90	2.85	2.61	(6.38)	(1.22)

Less dividends and distributions:
From net investment income	—		(0.05)	—	(0.24)	(0.12)	—
From net realized gain on investments	—		—	—	—	(2.01)	—

Total dividends and distributions	—		(0.05)	—	(0.24)	(2.13)	—

Net asset value at end of period	$17.86		$16.21	$15.36	$12.51	$10.14	$18.65

Total investment return (b)	10.18	%(c)	5.86%	22.78%	27.05%	(38.10%)	(6.09%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.77	%††	0.43%	(0.02%)	0.01%	1.24%	0.33%
Net expenses	1.36	%††	1.36%	1.48%	1.54%	1.65%	1.66%
Expenses (before waiver/reimbursement)	1.36	%††	1.36%	1.48%	1.92%	1.84%	1.66%
Portfolio turnover rate	17%		45%	49%	218%	158%	134%
Net assets at end of period (in 000’s)	$93,767		$89,115	$97,707	$66,905	$64,527	$301,031

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000	0000000000000	0000000000000	0000000000000
	Class B
	Six months ended April 30,		Year ended October 31,
	2012*		2011	2010	2009	2008	2007
Net asset value at beginning of period	$15.32		$14.62	$12.02	$9.70	$17.94	$19.25

Net investment income (loss) (a)	(0.03)		(0.09)	(0.12)	(0.09)	0.06	(0.08)
Net realized and unrealized gain (loss) on investments	1.50		0.79	2.72	2.54	(6.29)	(1.23)

Total from investment operations	1.47		0.70	2.60	2.45	(6.23)	(1.31)

Less dividends and distributions:
From net investment income	—		(0.00)‡	—	(0.13)	—	—
From net realized gain on investments	—		—	—	—	(2.01)	—

Total dividends and distributions	—		(0.00)‡	—	(0.13)	(2.01)	—

Net asset value at end of period	$16.79		$15.32	$14.62	$12.02	$9.70	$17.94

Total investment return (b)	9.60	% (c)	4.81%	21.63%	25.99%	(38.56%)	(6.81%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.32	%)††	(0.57%)	(0.93%)	(0.95%)	0.47%	(0.41%)
Net expenses	2.41	% ††	2.38%	2.38%	2.38%	2.44%	2.41%
Expenses (before waiver/reimbursement)	2.41	% ††	2.41%	2.56%	2.78%	2.66%	2.41%
Portfolio turnover rate	17%		45%	49%	218%	158%	134%
Net assets at end of period (in 000’s)	$35,792		$37,309	$43,744	$23,354	$13,305	$32,502

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	0000000000000		0000000000000	0000000000000	0000000000000	0000000000000	0000000000000
	Class C
	Six months ended April 30,		Year ended October 31,
	2012*		2011	2010	2009	2008	2007
Net asset value at beginning of period	$15.31		$14.62	$12.01	$9.70	$17.94	$19.26

Net investment income (loss) (a)	(0.02)		(0.09)	(0.12)	(0.08)	0.06	(0.09)
Net realized and unrealized gain (loss) on investments	1.49		0.78	2.73	2.53	(6.29)	(1.23)

Total from investment operations	1.47		0.69	2.61	2.45	(6.23)	(1.32)

Less dividends and distributions:
From net investment income	—		(0.00)‡	—	(0.14)	—	—
From net realized gain on investments	—		—	—	—	(2.01)	—

Total dividends and distributions	—		(0.00)‡	—	(0.14)	(2.01)	—

Net asset value at end of period	$16.78		$15.31	$14.62	$12.01	$9.70	$17.94

Total investment return (b)	9.60	% (c)	4.74%	21.73%	26.00%	(38.60%)	(6.80%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.30	%)††	(0.57%)	(0.91%)	(0.83%)	0.45%	(0.44%)
Net expenses	2.41	% ††	2.38%	2.38%	2.39%	2.45%	2.41%
Expenses (before waiver/reimbursement)	2.41	% ††	2.41%	2.56%	2.81%	2.67%	2.41%
Portfolio turnover rate	17%		45%	49%	218%	158%	134%
Net assets at end of period (in 000’s)	$18,024		$17,589	$19,944	$17,048	$15,123	$54,264

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	18

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000	0000000000000	0000000000000	0000000000000
	Class I
	Six months ended April 30,		Year ended October 31,
	2012*		2011	2010	2009	2008	2007
Net asset value at beginning of period	$16.53		$15.67	$12.72	$10.34	$19.03	$20.18

Net investment income (loss) (a)	0.09		0.10	0.04	0.04	0.24	0.17
Net realized and unrealized gain (loss) on investments	1.62		0.86	2.91	2.65	(6.69)	(1.32)

Total from investment operations	1.71		0.96	2.95	2.69	(6.45)	(1.15)

Less dividends and distributions:
From net investment income	—		(0.10)	—	(0.31)	(0.23)	(0.00)‡
From net realized gain on investments	—		—	—	—	(2.01)	—

Total dividends and distributions	—		(0.10)	—	(0.31)	(2.24)	(0.00)‡

Net asset value at end of period	$18.24		$16.53	$15.67	$12.72	$10.34	$19.03

Total investment return (b)	10.34	%(c)	6.11%	23.19%	27.57%	(37.81%)	(5.69%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.99	%††	0.60%	0.30%	0.39%	1.69%	0.81%
Net expenses	1.11	%††	1.10%	1.17%	1.18%	1.20%	1.19%
Expenses (before waiver/reimbursement)	1.11	%††	1.10%	1.23%	1.68%	1.48%	1.35%
Portfolio turnover rate	17%		45%	49%	218%	158%	134%
Net assets at end of period (in 000’s)	$173,458		$173,456	$152,227	$155,425	$116,390	$631,108

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

Eclipse Funds (the “Trust”) was organized on July 30, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company, and is comprised of two funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay U.S. Small Cap Fund (the “Fund”), a diversified fund.

The Fund currently offers five classes of shares. Class I shares commenced operations on January 12, 1987. Class A and Class B shares commenced operations on January 2, 2004. Class C shares commenced operations on December 30, 2002. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term capital appreciation by investing primarily in securities of small-cap companies.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes.

“Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the six-month period ended April 30, 2012, there have been no changes to the fair value methodologies.

The aggregate value by input level, as of April 30, 2012, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded.

20	MainStay U.S. Small Cap Fund

Investments in other mutual funds are valued at their respective NAV as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not obtained from a quoted price in an active market. These securities are all generally categorized as Level 2 in the hierarchy.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund’s Board of Trustees (“Board”) to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor (as defined in Note 3(A)) reflect the security’s market value; and (vi) a security where the trading on that security’s principal market is temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2012, the Fund did not hold any securities that were fair valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund’s Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. As of April 30, 2012, the Fund did not hold any foreign equity securities.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into

mainstayinvestments.com	21

Notes to Financial Statements (Unaudited) (continued)

repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to equity price risk and/or interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by “marking-to-market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of all of the margin owed to the Fund, potentially resulting in a loss. The Fund invests in futures contracts to provide an efficient means of maintaining liquidity while being fully invested in the market. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund. As of April 30, 2012, the Fund did not hold any futures contracts.

(I)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of April 30, 2012.

(J)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, including a portion of the total compensation of the Chief Compliance Officer (“CCO”) of the Fund which is the responsibility of all investment companies for which the CCO serves, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor”), a registered investment adviser, is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory

22	MainStay U.S. Small Cap Fund

Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.85% up to $1 billion and 0.80% in excess of $1 billion. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.85% for the six-month period ended April 30, 2012.

The Manager has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses of Class A shares do not exceed 1.53% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement in an equal number of basis points to the other share classes. This agreement will remain in effect until February 28, 2013, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

Additionally, the Manager also agreed to voluntarily waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses do not exceed the following percentage of average daily net assets: Investor Class, 1.70%; Class B, 2.45%; and Class C, 2.45%. These voluntary waivers or reimbursements may be discontinued at any time without notice. For the six-month period ended April 30, 2012, New York Life Investments earned fees from the Fund in the amount of $1,684,138.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $10,150 and $6,149, respectively, for the six-month period ended April 30, 2012. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $400, $23,089 and $644, respectively, for the six-month period ended April 30, 2012.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2012, were as follows:

Investor Class	$163,017
Class A	76,398
Class B	86,062
Class C	41,663
Class I	152,462

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2012, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class A	$3,790	0.0	%‡
Class C	2,672	0.0	‡
Class I	53,233,556	30.7

‡	Less than one-tenth of a percent.

Note 4–Federal Income Tax

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

mainstayinvestments.com	23

Notes to Financial Statements (Unaudited) (continued)

As of October 31, 2011, for federal income tax purposes, capital loss carryforwards of $237,247,855 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Capital Loss Amounts (000’s)
2015	$30,052
2016	159,543
2017	47,653
Total	$237,248

The Fund utilized $30,321,059 of capital loss carryforwards during the year ended October 31, 2011.

The tax character of distributions paid during the year ended October 31, 2011 shown in the Statements of Changes in Net Assets, was as follows:

2011
Distributions paid from:
Ordinary Income	$1,373,115

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 31, 2011, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 29, 2012, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund on the amended credit agreement during the six-month period ended April 30, 2012.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2012, purchases and sales of securities, other than short-term securities, were $66,741 and $84,059, respectively.

Note 8–Capital Share Transactions

Investor Class	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	131,436	$2,250,720
Shares redeemed	(316,873)	(5,388,154)

Net increase (decrease) in shares outstanding before conversion	(185,437)	(3,137,434)
Shares converted into Investor Class (See Note 1)	155,666	2,628,530
Shares converted from Investor Class (See Note 1)	(204,482)	(3,522,036)

Net increase (decrease)	(234,253)	$(4,030,940)

Year ended October 31, 2011:
Shares sold	312,418	$5,183,415
Shares issued to shareholders in reinvestment of dividends	8,483	139,868
Shares redeemed	(661,780)	(10,972,497)

Net increase (decrease) in shares outstanding before conversion	(340,879)	(5,649,214)
Shares converted into Investor Class (See Note 1)	400,763	6,292,987
Shares converted from Investor Class (See Note 1)	(225,653)	(3,819,280)

Net increase (decrease)	(165,769)	$(3,175,507)

Class A	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	278,696	$4,817,246
Shares redeemed	(776,692)	(13,341,843)

Net increase (decrease) in shares outstanding before conversion	(497,996)	(8,524,597)
Shares converted into Class A (See Note 1)	255,734	4,422,388
Shares converted from Class A (See Note 1)	(5,238)	(96,174)

Net increase (decrease)	(247,500)	$(4,198,383)

Year ended October 31, 2011:
Shares sold	777,712	$12,990,082
Shares issued to shareholders in reinvestment of dividends	17,403	286,727
Shares redeemed	(1,812,938)	(29,971,297)

Net increase (decrease) in shares outstanding before conversion	(1,017,823)	(16,694,488)
Shares converted into Class A (See Note 1)	304,014	5,101,892
Shares converted from Class A (See Note 1)	(151,514)	(2,212,300)

Net increase (decrease)	(865,323)	$(13,804,896)

24	MainStay U.S. Small Cap Fund

Class B	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	109,594	$1,767,042
Shares redeemed	(199,374)	(3,213,171)

Net increase (decrease) in shares outstanding before conversion	(89,780)	(1,446,129)
Shares converted from Class B (See Note 1)	(213,891)	(3,432,708)

Net increase (decrease)	(303,671)	$(4,878,837)

Year ended October 31, 2011:
Shares sold	258,521	$4,078,316
Shares issued to shareholders in reinvestment of dividends	599	9,601
Shares redeemed	(471,558)	(7,421,489)

Net increase (decrease) in shares outstanding before conversion	(212,438)	(3,333,572)
Shares converted from Class B (See Note 1)	(344,220)	(5,363,299)

Net increase (decrease)	(556,658)	$(8,696,871)

Class C	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	46,548	$761,172
Shares redeemed	(121,265)	(1,948,660)

Net increase (decrease)	(74,717)	$(1,187,488)

Year ended October 31, 2011:
Shares sold	83,990	$1,320,577
Shares issued to shareholders in reinvestment of dividends	223	3,579
Shares redeemed	(300,096)	(4,736,653)

Net increase (decrease)	(215,883)	$(3,412,497)

Class I	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	1,588,558	$27,300,601
Shares redeemed	(2,569,484)	(46,137,874)

Net increase (decrease)	(980,926)	$(18,837,273)

Year ended October 31, 2011:
Shares sold	3,999,347	$68,009,736
Shares issued to shareholders in reinvestment of dividends	52,408	878,012
Shares redeemed	(3,276,594)	(55,551,867)

Net increase (decrease)	775,161	$13,335,881

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2012, events and transactions subsequent to April 30, 2012 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure.

No subsequent events requiring financial statement adjustment or disclosure have been identified, other than the following:

On April 4, 2012, the Board approved the addition of Class R1 and Class R2 shares on the Fund with an expected launch date of July 31, 2012.

At a meeting held on December 14, 2011, the Fund’s Board of Trustees approved submitting the following proposal to shareholders:

i.	Approval of an Agreement and Plan of Reorganization providing for the acquisition of the assets and liabilities of the Fund by a corresponding newly formed series of MainStay Funds Trust (each an “Acquiring Fund”), in exchange for shares of the Acquiring Fund follwed by the complete liquidation of the Fund;

ii.	Granting the Trust the authority to enter into and materially amend agreements with certain subadvisors on behalf of one or more of the Funds without obtaining shareholder approval; and

iii.	Approval of the amendment or, in certain cases, the elimination of, the fundamental investment restrictions for the Fund.

On or about March 19, 2012, shareholders who owned shares of the Fund as of the record date received a proxy statement/prospectus containing further information regarding these proposed changes. The proxy statement included voting instruction where shareholders of the Fund could vote on the proposals at the special meeting on May 21, 2012.

As of May 21, 2012 each of the proposals passed and took effect on May 25, 2012.

The results of the May 21, 2012 shareholders meeting were as follows:

Proposal 1 – To approve an agreement and plan of reorganization providing for the acquisition of all of the assets and liabilities of the MainStay U.S. Small Cap Fund by a corresponding newly formed series of MainStay Funds Trust, in exchange for shares of the acquiring fund followed by the complete liquidation of MainStay U.S. Small Cap Fund.

Votes For	Votes Against	Abstentions	Total
12,656,412.266	601,886.157	699,968.149	13,958,266.572

Proposal 2 – To grant Eclipse Funds the authority to enter into and materially amend agreements with certain subavisors on behalf of one or more of its series without obtaining shareholder approval.

Votes For	Votes Against	Abstentions	Total
11,898,404.208	1,428,163.072	631,699.292	13,958,266.572

Proposal 3 – To approve the amendment of or, in certain cases, the elimination of the fundamental investment restrictions regarding:

Borrowing:

Votes For	Votes Against	Abstentions	Total
11,908,404.249	1,214,634.055	835,228.268	13,958,266.572

Senior Securities:

Votes For	Votes Against	Abstentions	Total
12,161,054.220	991,609.422	805,602.930	13,958,266.572

mainstayinvestments.com	25

Notes to Financial Statements (Unaudited) (continued)

Underwriting Securities:

Votes For	Votes Against	Abstentions	Total
11,951,920.120	1,101,349.872	904,996.580	13,958,266.572

Real Estate:

Votes For	Votes Against	Abstentions	Total
12,096,232.015	1,001,357.186	860,677.371	13,958,266.572

Commodities:

Votes For	Votes Against	Abstentions	Total
12,135,393.038	1,086,891.576	735,981.958	13,958,266.572

Making Loans:

Votes For	Votes Against	Abstentions	Total
11,870,412.796	1,350,336.708	737,517.068	13,958,266.572

Concentration of Investments:

Votes For	Votes Against	Abstentions	Total
12,129,651.813	1,043,712.089	784,902.670	13,958,266.572

Diversification:

Votes For	Votes Against	Abstentions	Total
12,270,292.889	1,026,820.312	661,153.371	13,958,266.572

Purchase of Securities on Margin:

Votes For	Votes Against	Abstentions	Total
11,919,279.908	1,323,021.546	715,965.118	13,958,266.572

Mortgage, Pledge or Hypothecate Assets:

Votes For	Votes Against	Abstentions	Total
11,972,505.207	1,209,090.187	776,671.178	13,958,266.572

Purchase of Securities of Other Investment Companies:

Votes For	Votes Against	Abstentions	Total
12,283,516.264	926,707.412	748,042.896	13,958,266,572

Short Sales and Other Investments:

Votes For	Votes Against	Abstentions	Total
12,067,138.881	1,129,951.370	761,176.321	13,958,266.572

Joint Securities Trading Accounts:

Votes For	Votes Against	Abstentions	Total
12,088,936.444	1,111,354.520	757,975.608	13,958,266.572

Investment to Exercise Control:

Votes For	Votes Against	Abstentions	Total
12,137,805.015	912,466.214	907,995.343	13,958,266.572

26	MainStay U.S. Small Cap Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 13-14, 2011 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay U.S. Small Cap Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”), and the Subadvisory Agreement between New York Life Investments and Epoch Investment Partners, Inc. (“Epoch”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and Epoch in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2011 and December 2011, as well as other relevant information furnished to the Board throughout the year by New York Life Investments and Epoch. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and Epoch on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates and Epoch, and responses from New York Life Investments and Epoch to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other items: (i) the nature, extent, and quality of the services provided to the Fund by New York Life Investments and Epoch; (ii) the investment performance of the Fund, New York Life Investments and Epoch; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Epoch from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and Epoch and third-party “peer funds” identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and Epoch

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by New York Life Investments’ compliance department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the advisory services that Epoch provides to the Fund. The Board evaluated Epoch’s experience in serving as subadvisor to the Fund and managing other portfolios. It examined Epoch’s track record and experience in providing investment advisory services, the experience of investment advisory,

mainstayinvestments.com	27

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

senior management and administrative personnel at Epoch, and Epoch’s overall legal and compliance environment. The Board also reviewed Epoch’s willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and Epoch’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance, as well as discussions between the Fund’s portfolio managers and the Board that occur typically on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Epoch had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and Epoch to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Epoch

The Board considered the costs of the services provided by New York Life Investments and Epoch under the Agreements, and the profits realized by New York Life Investments and its affiliates and Epoch due to their relationships with the Fund. Because Epoch’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and are paid by New York Life Investments, not the Fund, the Board principally considered the profits realized by New York Life Investments and its affiliates with respect to the Fund.

In evaluating the costs and profits of New York Life Investments and its affiliates and Epoch, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and Epoch must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that the ability to maintain a strong financial position is important in order for New York Life Investments and Epoch to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to Epoch from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Epoch in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. The Board also requested and received information from New York Life Investments and Epoch concerning other business relationships between Epoch and its affiliates and New York Life Investments and its affiliates.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund supported the Board’s decision to approve the Agreements. With respect to Epoch, the

28	MainStay U.S. Small Cap Fund

Board concluded that any profits realized by Epoch due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Epoch, and are based on fees paid to Epoch by New York Life Investments, not the Fund.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board also considered whether the Fund’s expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to Epoch are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account the explanation provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. The Board also took into account the impact of any expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board acknowledged that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iv) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (v) no longer allowing an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (vi) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vii) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

mainstayinvestments.com	29

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

30	MainStay U.S. Small Cap Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firm.

Equity Funds

MainStay 130/30 Core Fund

MainStay Common Stock Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Fund

MainStay Growth Equity Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Small Cap Fund

Income Funds

MainStay Flexible Bond Opportunities Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Municipal Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Money Market Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Principal Preservation Fund3

MainStay Short Term Bond Fund

MainStay Tax Free Bond Fund

Blended Funds

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

International Funds

MainStay 130/30 International Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay Global High Income Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

Asset Allocation Funds

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

Retirement Funds

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC4

Chicago, Illinois

MacKay Shields LLC4

New York, New York

Madison Square Investors LLC4

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management, Inc.

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firm

KPMG LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. The Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. Effective May 15, 2012, the Fund was closed to all new investors.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC,

169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company.

NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a registered service mark and name under which New York Life Investment Management LLC does business.

MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2012 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-26562 MS119-12	MSUSC10-06/12 NL0B1

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”) as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

ECLIPSE FUNDS

By:	/s/ Stephen P. Fisher
Stephen P. Fisher
President and Principal Executive Officer

Date: July 5, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen P. Fisher
Stephen P. Fisher
President and Principal Executive Officer

Date: July 5, 2012

By:	/s/ Jack R. Benintende
Jack R. Benintende
Treasurer and Principal Financial and Accounting Officer

Date: July 5, 2012

EXHIBIT INDEX

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.